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ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3                                                                      FREE WRITING PROSPECTUS
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           The following is a free writing prospectus. The information in this free writing prospectus is preliminary and is subject to completion or change.

               ------------------------------------------------------------------------------------------------------
                                                       FREE WRITING PROSPECTUS
               ------------------------------------------------------------------------------------------------------

                                                        ACE Securities Corp.

               ------------------------------------------------------------------------------------------------------

               ------------------------------------------------------------------------------------------------------
                                                     $587,724,000 (Approximate)
               ------------------------------------------------------------------------------------------------------

                                                       Home Equity Loan Trust

                                                           Series 2007-HE3
               ------------------------------------------------------------------------------------------------------

               ------------------------------------------------------------------------------------------------------

               ------------------------------------------------------------------------------------------------------

                                                        ACE Securities Corp.
                                                             (Depositor)

                                    ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE3
                                                          (Issuing Entity)
               ------------------------------------------------------------------------------------------------------

                                                        Deutsche Bank [LOGO]

                                                           March 15, 2007

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 1

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ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

The analysis in this report is based on information provided by ACE Securities Corp. (the "Depositor").  Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange
Commission because they contain important information.  Such documents may be obtained without charge at the Securities and Exchange
Commission's  website.  Once available,  the base prospectus and prospectus  supplement may be obtained without charge by contacting
Deutsche Bank Securities Inc.'s ("DBSI") trading desk at (212) 250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement  (collectively,  the "Prospectus").
The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing  prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information  contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these  securities in any state where such offer,  solicitation or sale is not permitted.  You should consult your own counsel,  accountant,  and other advisors as to the legal, tax,  business,  financial and related aspects of a purchase of these securities.

The attached  information  contains certain tables and other statistical  analyses (the  "Computational  Materials") which have been prepared  by DBSI in reliance  upon  information  furnished  by the  Depositor.  Numerous  assumptions  were used in  preparing  the
Computational  Materials that may or may not be reflected herein. As such, no assurance can be given as to whether the Computational
Materials and/or the assumptions  upon which they are based reflect present market  conditions or future market  performance.  These
Computational  Materials  should not be construed as either  projections or predictions  or as legal,  tax,  financial or accounting advice.  Any weighted  average  lives,  yields and  principal  payment  periods  shown in the  Computational  Materials are based on prepayment  assumptions,  and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal  payment  periods.  In addition,  it is possible that  prepayments on the underlying  assets will occur at rates slower or faster than the rates shown in the attached  Computational  Materials.  Furthermore,  unless otherwise  provided,  the Computational
Materials assume no losses on the underlying assets and no interest shortfalls.  The specific  characteristics of the securities may differ from those shown in the Computational Materials by a permitted variance of +/- 10% prior to issuance. Neither DBSI nor any of its affiliates makes any  representation  or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

An investor or potential investor in the certificates (and each employee,  representative,  or other agent of such person or entity)
may disclose to any and all persons,  without  limitation,  the tax treatment and tax  structure of the  transaction  (as defined in
United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity.  However,  such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. DBSI IS ACTING
AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 2

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ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

                                            FREE WRITING PROSPECTUS DATED March 15, 2007
                                                        ACE Securities Corp.
                                               Home Equity Loan Trust, Series 2007-HE3
                                                     $587,724,000 (Approximate)
                 All dollar amounts and percentages contained herein are subject to a permitted variance of +/- 10%

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                                                         Structure Overview
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                                                       To 10% Optional Termination
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                                                               Principal
                                                                Payment      Pmt.       Interest         Legal              Expected
       Class           Approximate                      WAL    Window        Delay       Accrual         Final               Ratings
                         Size ($)           Type       (yrs)    (months)    (days)       Basis          Maturity              S / M
------------------------------------------------------------------------------------------------------------------------------------
Offered Certificates:
       A-1                 222,412,000     Float         2.18    1 - 82       0        ACT/360      January 2037           AAA/Aaa
       A-2A                132,077,000     Float         0.95    1 - 22       0        ACT/360      January 2037           AAA/Aaa
       A-2B                 50,178,000     Float         1.95   22 - 29       0        ACT/360      January 2037           AAA/Aaa
       A-2C                 36,277,000     Float         2.98   29 - 57       0        ACT/360      January 2037           AAA/Aaa
       A-2D                 36,312,000     Float         6.19   57 - 82       0        ACT/360      January 2037           AAA/Aaa
       M-1                  24,001,000     Float         4.90   46 - 82       0        ACT/360      January 2037          AA+ / Aa1
       M-2                  24,617,000     Float         4.75   43 - 82       0        ACT/360      January 2037           AA / Aa2
       M-3                  10,770,000     Float         4.67   42 - 82       0        ACT/360      January 2037          AA- / Aa3
       M-4                   9,539,000     Float         4.64   41 - 82       0        ACT/360      January 2037           A+ / A1
       M-5                  10,770,000     Float         4.61   40 - 82       0        ACT/360      January 2037            A / A2
       M-6                   6,770,000     Float         4.60   40 - 82       0        ACT/360      January 2037           A- / A3
       M-7                   8,924,000     Float         4.57   39 - 82       0        ACT/360      January 2037         BBB+ / Baa1
       M-8                   5,846,000     Float         4.57   39 - 82       0        ACT/360      January 2037          BBB / Baa2
       M-9                   9,231,000     Float         4.54   38 - 82       0        ACT/360      January 2037         BBB- / Baa3
                     -----------------
  Total Offered:          $587,724,000
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                                                            Pricing Speed
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Fixed-Rate Mortgage Loans       100% PPC (4% CPR growing to 23% CPR over 12 months. 23% CPR thereafter)

Adjustable-Rate                 100% PPC (5% CPR in month 1, an additional 2% CPR for each month thereafter, building to 27% CPR
Mortgage Loans                  in month 12 and remaining constant at 27% CPR until month 23, increasing to and remaining constant at 60% CPR from month 24 until month 27 and decreasing and remaining constant at 30% CPR from month 28 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC)
------------------------------------------------------------------------------------------------------------------------------------

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                                                        Transaction Overview
------------------------------------------------------------------------------------------------------------------------------------
Certificates:                   The Class A-1 Certificates  and the Class A-2A,  Class A-2B, Class A-2C and Class A-2D  Certificates
                                (collectively,  the "Class A-2  Certificates";  and together  with the Class A-1  Certificates,  the
                                "Senior  Certificates"  or "Class A  Certificates"),  and the Class M-1, Class M-2, Class M-3, Class
                                M-4,  Class M-5,  Class M-6,  Class M-7,  Class M-8 and Class M-9  Certificates  (collectively,  the
                                "Mezzanine  Certificates" or the "Class M  Certificates").  The Class A-1 Certificates are backed by conforming  principal balance  fixed-rate and  adjustable-rate  first and second lien mortgage loans
                                (the  "Group I  Mortgage  Loans")  and the Class A-2  Certificates  are  backed  by  fixed-rate  and adjustable-rate  first and second lien mortgage loans with conforming and  non-conforming  principal balances (the "Group II Mortgage Loans").
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 3

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ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                        Transaction Overview
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Certificates                    The  Mezzanine  Certificates  are backed by the Group I Mortgage  Loans and Group II Mortgage  Loans
(Continued):                    (collectively,  the "Mortgage Loans").  The Senior Certificates along with the Class M-1, Class M-2,
                                Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates are also referred to herein  collectively as the "Offered  Certificates." The trust will also issue the Class
                                CE Certificates,  the Class P Certificates and the Class R Certificates which are referred to herein collectively as the "Non-offered Certificates".  The pass-through rate on the Class A-1 Certificates will be the lesser of (i) One-Month LIBOR plus a margin and (ii) the applicable Net WAC Pass-Through
                                Rate. The pass-through rates on the Class A-2 Certificates will be the lesser of (i) One-Month LIBOR plus their respective  margins and (ii) the applicable Net WAC  Pass-Through  Rate. The pass-through rates on the Mezzanine  Certificates will be the lesser of (i) One-Month LIBOR plus their respective margins and (ii) the applicable Net WAC Pass-Through Rate.

Collateral:                     As of the Cut-off Date, the Mortgage Loans will consist of approximately  3,386  adjustable-rate and fixed-rate,  first and second lien,  closed-end mortgage loans. The aggregate  outstanding principal balance of all of the Mortgage  Loans is  approximately  $615,416,605  as of the Cut-off  Date.  The
                                Mortgage  Loans  will be  separated  into two  groups.  The Group I Mortgage  Loans  will  represent approximately  1,814 conforming  principal  balance  fixed-rate and  adjustable-rate  Mortgage Loans totaling  approximately  $286,797,652  and the Group II Mortgage Loans will represent  approximately
                                1,572  conforming and  non-conforming  principal  balance fixed and  adjustable-rate  Mortgage Loans totaling approximately $328,618,953.

Class A Certificates:           Class A-1, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates

Class M Certificates:           Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9
                                Certificates

Depositor:                      ACE Securities Corp. ("ACE")

Issuing Entity:                 ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE3. The Issuing Entity is also referred to herein as the trust

Originators:                                                                                                     % of Aggregate
                                                                                     Aggregate Remaining       Remaining Principal
                                Originator                                           Principal Balance ($)           Balance
                                ----------------------------------------------------------------------------------------------------
                                Residential Mortgage Assistance Enterprise, LLC          $615,416,605                100.00
                                ("ResMAE")

Master Servicer and the         Wells Fargo Bank, National Association
Securities Administrator:

Servicer:                       Wells Fargo Bank, N.A.

Trustee:                        HSBC Bank USA, National Association

Custodian:                      Wells Fargo Bank, National Association

Credit Risk Manager:            Clayton Fixed Income Services Inc.

Underwriter:                    Deutsche Bank Securities Inc.

Swap Provider:                  TBD

Cap Provider:                   TBD

Cut-off Date:                   February 1, 2007

Expected Pricing:               Week of March 5, 2007

Expected Closing Date:          On or about March [20], 2007

Record Date:                    For so long as the Offered  Certificates  are held in book-entry  form,  the Record Date will be the business  day  immediately  preceding  the related  Distribution  Date.  With respect to any Offered
                                Certificates  held in  definitive  form,  the Record Date will be the last business day of the month immediately preceding the month in which the related Distribution Date occurs.
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 4

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ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------
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                                                    Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------
Distribution Date:              25th day of each month (or the next  business day if such day is not a business  day)  commencing in
                                March 2007.

Determination Date:             The  Determination  Date with  respect to any  Distribution  Date is the  business  day  immediately preceding the related Servicer Remittance Date.

Servicer Remittance Date:       With  respect to any  Distribution  Date,  on or before the close of business on the 22nd day of the month in which such Distribution Date occurs.

Due Period:                     The Due  Period  with  respect to any  Distribution  Date  commences  on the second day of the month immediately  preceding the month in which such Distribution Date occurs and ends on the first day of the month in which such Distribution Date occurs.

Prepayment Period:              The Prepayment  Period with respect to any  Distribution  Date shall be the calendar month preceding the month in which such  Distribution  Date  occurs with  respect to  prepayments  in part,  and the period beginning on the sixteenth (16th) day of the month preceding such  Distribution Date (or, the period  commencing on the Cut-off Date, in connection with the first  Prepayment  Period) and ending on the  fifteenth  (15th) day of the month in which such  Distribution  Date occurs with  respect to prepayments in full.

Interest Accrual Period:        Interest will initially accrue on the Offered  Certificates from the Closing Date to (but excluding)
                                the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current  Distribution  Date on an actual/360  basis. The Offered  Certificates will initially settle flat (no accrued interest).

Interest Distribution Amount:   For the certificates of any class on any  Distribution  Date is equal to interest accrued during the related  Interest  Accrual Period on the  certificate  principal  balance of that class  immediately prior to such  Distribution  Date at the then  applicable  pass-through  rate  for such  class,  and reduced (to not less than zero),  in the case of each such class,  by the allocable  share,  if any, for such class of prepayment interest shortfalls to the extent not covered by Compensating  Interest paid by the Master  Servicer or the Servicer and shortfalls  resulting  from the  application of the
                                Servicemembers' Civil Relief Act or similar state or local laws.

Senior Interest Distribution    For the Class A Certificates on any Distribution  Date is an amount equal to the sum of the Interest
Amount:                         Distribution  Amount for such  Distribution  Date for each such class and the Interest Carry Forward
                                Amount, if any, for such Distribution Date for each such class.

Administration Fee Rate:        The Master  Servicer,  Servicer and Credit Risk Manager will be paid monthly fees on the outstanding principal balance of the Mortgage Loans.  These fees initially  aggregate to a weighted average cost of approximately [0.5185]% for the Mortgage Loans.

Compensating Interest:          The Servicer will be required to cover Prepayment  Interest Shortfalls on prepayments in full on the
                                Mortgage  Loans up to the  Servicing  Fee. If the Servicer  fails to make any required  Compensating
                                Interest payment, the Master Servicer will be required to do so up to the Master Servicing Fee.

Prepayment Interest             Interest shortfalls attributable to voluntary principal prepayments on the Mortgage Loans.
Shortfalls:
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 5

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ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                    Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------

Optional Termination:           On any Distribution Date on which the aggregate  outstanding principal balance of the Mortgage Loans as of the  last  day of the  related  Due  Period  is less  than or  equal  to 10% of the  aggregate outstanding  principal balance of the Mortgage Loans as of the Cut-off Date, the Master Servicer may
                                repurchase  all of the Mortgage Loans and REO  properties  remaining in the trust,  causing an early retirement of the certificates, but is not required to do so.

Monthly Servicer Advances:      The Servicer will collect monthly  payments of principal and interest on the Mortgage Loans and will be obligated to make advances of delinquent monthly principal and interest payments. The Servicer is required to advance delinquent  payments of principal and interest on the Mortgage Loans only to the extent such  amounts are deemed  recoverable.  If the  Servicer  fails to make any such  advance,  a successor servicer (which may be the Trustee) will be required to do so subject to its determination of  recoverability.  The Servicer and the successor servicer are entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement.

Credit Enhancement:             1) Excess Interest;
                                2) Overcollateralization ("OC"); and
                                3) Subordination.

Allocation of Losses:           Any Realized Losses on the Mortgage Loans will be allocated on any Distribution  Date, first, to Net
                                Monthly Excess Cashflow and Net Swap Payments  received from the Swap Provider,  if any, second,  to the  Class CE  Certificates,  third,  to the  Class  M-9  Certificates,  fourth,  to the  Class  M-8
                                Certificates, fifth, to the Class M-7 Certificates,  sixth, to the Class M-6 Certificates,  seventh, to the Class M-5  Certificates,  eighth,  to the Class  M-4  Certificates,  ninth,  to the Class M-3
                                Certificates,  tenth, to the Class M-2  Certificates  and eleventh,  to the Class M-1  Certificates.
                                There will be no allocation of Realized Losses to the Class A Certificates. Investors in the Class A
                                Certificates  should  note,  however,  that  although  Realized  Losses  cannot be allocated to such
                                Certificates,  under certain loss  scenarios  there may not be enough  principal and interest on the
                                Mortgage Loans to distribute to the holders of the Class A  Certificates  all principal and interest amounts to which they are then entitled.

                                Once Realized Losses have been allocated to the Mezzanine Certificates, such amounts with respect to such Certificates will no longer accrue interest and such amounts will not be reinstated thereafter.
                                However,  the  amount  of any  Realized  Losses  allocated  to  the  Mezzanine  Certificates  may be distributed to such  certificates on a subordinated  basis on any Distribution Date from Net Monthly
                                Excess Cashflow, to the extent available on such Distribution Date and any Net Swap Payments paid by the Swap Provider and available for this purpose.
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 6

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                    Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------
Required                        Overcollateralization   refers  to  the  amount  by which the  aggregate  principal  balance  of the
Overcollateralization Amount:   Mortgage Loans exceeds the aggregate certificate principal balance of the Certificates.  This excess
                                (the  "Overcollateralization   Amount")  is  intended  to  protect  the  certificateholders  against shortfalls  in payments  on the  certificates.  The  Required  Overcollateralization  Amount for the
                                certificates,  which will be fully established at issuance, is anticipated to be approximately 4.50%
                                of the  aggregate  principal  balance of the Mortgage  Loans as of the Cut-off Date. On or after the
                                Stepdown Date and provided that a trigger event is not in effect, the Required Overcollateralization
                                Amount may be permitted to decrease to approximately 9.00% of the aggregate principal balance of the
                                Mortgage  Loans  as of the  last  day of the  related  Due  Period,  subject  to a floor  amount  of approximately 0.50% of the aggregate  outstanding  principal balance as of the Cut-off Date. If, due to losses,  the  Overcollateralization  Amount is reduced  below the Required  Overcollateralization
                                Amount,  excess  spread,  if any is  available,  will be paid to the  certificates  then entitled to receive  distributions in respect of principal in order to reduce the certificate  principal balance of such certificates to the extent necessary to reach the Required  Overcollateralization Amount. In addition,  Net Swap  Payments  paid by the Swap  Provider  may be used to  restore or  maintain  the
                                Required Overcollateralization Amount.

Overcollateralization           An  Overcollateralization  Increase  Amount  for  any Distribution Date is the lesser of (i) the Net
Increase Amount:                Monthly  Excess  Cashflow and Net Swap Payments  received from the Swap  Provider,  if any, for that
                                Distribution Date and (ii) the excess of the Required  Overcollateralization Amount over the current
                                Overcollateralization Amount.

Overcollateralization           An  Overcollateralization  Reduction Amount for any Distribution  Date is the amount  by  which  the
Reduction Amount:               current Overcollateralization Amount exceeds the Required  Overcollateralization Amount after taking into account all other distributions to be made on the Distribution Date limited to the distribution of principal on the Mortgage Loans.

Stepdown Date:                  Is the earlier of (i) the first  Distribution Date after which the aggregate  certificate  principal balance of the Class A Certificates  has been reduced to zero and (ii) the later to occur of (x) the
                                Distribution  Date occurring in March 2010 and (y) the first  Distribution  Date on which the Credit
                                Enhancement  Percentage (calculated for this purpose only after taking into account distributions of principal on the Mortgage  Loans,  but prior to any  distribution of principal to the holders of the certificates) is equal to or greater than approximately 44.90%.

Credit Enhancement Percentage:  The Credit  Enhancement  Percentage for any class of certificates and any  Distribution  Date is the percentage  obtained by dividing (x) the  aggregate  certificate  principal  balance of the class or classes subordinate thereto (which includes the  Overcollateralization  Amount) by (y) the aggregate principal  balance of the Mortgage Loans,  calculated  after giving effect to scheduled  payments of principal due during the related Due Period,  to the extent  received or advanced,  and  unscheduled collections of principal received during the related Prepayment Period.

                                  Class               (S / M)                      Initial CE %         Targeted CE % On/After Step
                                  -----               -------                      ------------         ---------------------------
                                                                                                                   Down Date
                                                                                                                   ---------
                                    A                 AAA/Aaa                          22.45%                        44.90%
                                   M-1               AA+ / Aa1                         18.55%                        37.10%
                                   M-2                AA / Aa2                         14.55%                        29.10%
                                   M-3               AA- / Aa3                         12.80%                        25.60%
                                   M-4                A+ / A1                          11.25%                        22.50%
                                   M-5                 A / A2                           9.50%                        19.00%
                                   M-6                A- / A3                           8.40%                        16.80%
                                   M-7              BBB+ / Baa1                         6.95%                        13.90%
                                   M-8               BBB / Baa2                         6.00%                        12.00%
                                   M-9              BBB- / Baa3                         4.50%                         9.00%
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 7

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                 Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------
Net Monthly Excess Cashflow:    For any Distribution Date is equal to the sum of (i) any Overcollateralization  Reduction Amount and
                                (ii) the excess of the  Available  Distribution  Amount,  net of any Net Swap  Payment  and the Swap
                                Termination Payment, if any, required to be made by the Securities  Administrator,  on behalf of the supplemental  interest trust (described below), to the Swap Provider under the Swap Agreement,  over the sum of (w) with respect to the Class A Certificates, the Senior Interest Distribution Amount for
                                such Distribution Date, (x) with respect to the Mezzanine  Certificates,  the Interest  Distribution
                                Amount  for such  Distribution  Date and (y) the  amount  of  principal  remittance  required  to be distributed to the holders of the Certificates on such Distribution Date.

Net WAC Pass-Through Rate:      Class A-1 and Class A-2 Certificates:  The per annum rate (subject to adjustment based on the actual number of days elapsed in the related  Interest  Accrual  Period) equal to the product of (i) 12 and
                                (ii) a fraction,  expressed as a  percentage,  the  numerator of which is the  difference of (a) the amount of  interest  which  accrued on the  Mortgage  Loans in the  related  loan group in the prior calendar month minus the fees payable to the Servicer,  Master  Servicer and the Credit Risk Manager
                                with  respect  to the  related  Mortgage  Loans  for such  Distribution  Date,  over (b) the Group I
                                Allocation Percentage or Group II Allocation Percentage,  as applicable,  of any Net Swap Payment or
                                Swap Termination  Payment made to the Swap Provider for such Distribution Date (which was not caused by a Swap Provider Trigger Event, as defined in the Swap Agreement), and the denominator of which is the aggregate  principal  balance of the Mortgage Loans in the related loan group as of the last day of the  immediately  preceding  Due  Period  (or as of the  Cut-off  Date with  respect to the first
                                Distribution  Date),  after  giving  effect to  principal  prepayments  received  during the related
                                Prepayment Period.

                                Mezzanine Certificates:  The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate  principal balance of each loan group, the certificate principal balance of the related Class A Certificates), of (i) the Net WAC Pass-Through Rate for the
                                Class A-1 Certificates and (ii) the Net WAC Pass-Through Rate for the Class A-2 Certificates.

                                Group I Allocation Percentage: The aggregate principal balance of the Group I Mortgage Loans divided by the sum of the  aggregate  principal  balance  of the  Group I  Mortgage  Loans  and the Group II
                                Mortgage Loans.

                                Group II Allocation  Percentage:  The  aggregate  principal  balance of the Group II Mortgage  Loans divided by the sum of the aggregate principal balance of the Group I Mortgage Loans and the Group II
                                Mortgage Loans.

Net WAC Rate Carryover Amount:  If on any Distribution  Date the  Pass-Through  Rate for any class of certificates is limited by the related  Net WAC  Pass-Through  Rate,  such class will be  entitled  to the "Net WAC Rate  Carryover
                                Amount" which will be equal to the sum of (i) the excess of, if any, (a) the amount of interest that would have  accrued on such class  based on  one-month  LIBOR plus the  related  margin over (b) the amount of interest accrued on such class based on the related Net WAC Pass-Through Rate and (ii) the unpaid  portion of any  related  Net WAC Rate  Carryover  Amount  from the prior  Distribution  Date together with accrued  interest on such unpaid  portion at a rate equal to one-month  LIBOR plus the related  margin for the most recently  ended  Interest  Accrual  Period.  Any Net WAC Rate Carryover
                                Amount will be paid on such  Distribution Date or future  Distribution  Dates to the extent of funds available.  The Net WAC Rate Carryover  Amount will be distributed  from certain amounts received by the Securities Administrator,  on behalf of the Supplemental Interest Trust (described below), under the Swap Agreement,  if any, and from the Net Monthly Excess Cashflow on a subordinated basis on the same Distribution Date or on any subsequent  Distribution Date to the extent of available funds. The ratings on each class of  certificates  do not address the  likelihood of the payment of any Net WAC
                                Rate Carryover Amount from Net Monthly Excess Cashflow.
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 8

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                    Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------

Group I Cap Agreement:          On the Closing Date, the Trustee will enter into a "Group I Cap Agreement",  which will be effective for the period  commencing on the Distribution  Date occurring in March 2007 and ending  immediately following the Distribution Date occurring in August 2007, to make payments in respect of any Net WAC
                                Rate Carryover  Amounts in respect of the Class A-1 Certificates  and the Mezzanine  Certificates as
                                described herein. The Group I Cap Agreement requires a cap payment in an amount equal to the product of: (1) the  excess,  if any,  of  one-month  LIBOR over a  specified  strike  rate for the  related
                                Distribution  Date; (2) the related scheduled  notional amount,  which is based on the lesser of (i)
                                the  expected  amortization  of the Group I Mortgage  Loans and (ii) Group I Cap  Schedule and (3) a
                                fraction, the numerator of which is the actual number of days elapsed from the previous Distribution
                                Date to but excluding the current Distribution Date (or, for the first Distribution Date, the actual number of days elapsed from the Closing Date to but excluding the first Distribution  Date), and the denominator of which is 360.

Group II Cap Agreement:         On the Closing Date, the Trustee will enter into a "Group II Cap Agreement", which will be effective for the period  commencing on the Distribution  Date occurring in March 2007 and ending  immediately following the Distribution Date occurring in August 2007, to make payments in respect of any Net WAC
                                Rate Carryover Amounts in respect of the Class A-2A, Class A-2B, Class A-2C, Class A-2D Certificates
                                and the  Mezzanine  Certificates  as described  herein.  The Group II Cap  Agreement  requires a cap payment in an amount  equal to the  product of: (1) the excess,  if any, of  one-month  LIBOR over a specified strike rate for the related  Distribution Date; (2) the related scheduled notional amount, which is based on the lesser of (i) the  expected  amortization  of the Group II Mortgage  Loans and
                                (ii) Group II Cap Schedule and (3) a fraction,  the  numerator of which is the actual number of days elapsed from the previous  Distribution Date to but excluding the current Distribution Date (or, for the first  Distribution  Date,  the  actual  number of days  elapsed  from the  Closing  Date to but excluding the first Distribution Date), and the denominator of which is 360.
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 9

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                    Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------
Swap Agreement:                 On the  Closing  Date,  the  Trustee  will enter into a Swap  Agreement  with the Swap  Provider  as described in the final  prospectus  supplement.  The Swap  Agreement  will have an initial  notional amount of $517,571,951.  Under the Swap Agreement,  commencing on the Distribution Date occurring in
                                September 2007, the trust (through a supplemental interest trust) will be obligated to pay an amount equal to [4.80]% per annum on the  notional  amount as set forth in the Swap  Agreement  to the Swap
                                Provider and the Swap Provider will be obligated to pay to the supplemental  interest trust, for the benefit of the  holders of the  Offered  Certificates,  an amount  equal to  one-month  LIBOR on the notional amount as set forth in the Swap Agreement until the Swap Agreement is terminated.  Only the net amount of the two obligations  will be paid by the  appropriate  party (the "Net Swap Payment").
                                See the attached schedule.

                                A separate  trust created  under the pooling and servicing  agreement  (the  "Supplemental  Interest
                                Trust") will hold the Swap Agreement.  The Swap Agreement and any payments made by the Swap Provider thereunder will be assets of the Supplemental Interest Trust but will not be assets of any REMIC.

                                Upon early termination of the Swap Agreement,  the Supplemental  Interest Trust or the Swap Provider
                                may be liable to make a  termination  payment  (the "Swap  Termination  Payment") to the other party
                                (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance  with the  procedures set forth in the Swap  Agreement.  In the event that the Securities
                                Administrator,  on behalf of the Supplemental Interest Trust, is required to make a Swap Termination
                                Payment,  that  payment  will  be paid  on the  related  Distribution  Date,  and on any  subsequent
                                Distribution Dates until paid in full, and, if such Swap Termination  Payment is not due as a result of the occurrence of a Swap Provider Trigger Event (as defined in the Swap Agreement),  such payment will be prior to distributions to Certificateholders.

Available Distribution Amount:  For any  Distribution  Date,  net of the  administrative  fees, an amount equal to (i) the aggregate amount of scheduled  monthly payments on the Mortgage Loans due on the related Due Date and received on or prior to the related  Determination Date; (ii) unscheduled payments in respect of the Mortgage
                                Loans (including prepayments,  insurance proceeds,  liquidation proceeds,  subsequent recoveries and proceeds  from  repurchases  of and  substitutions  for the  Mortgage  Loans  occurring  during  the
                                Prepayment  Period or  proceeds  from the  repurchase  of the  Mortgage  Loans  due to the  Optional
                                Termination  of the Trust);  (iii) all P&I Advances with respect to the Mortgage  Loans received for the  Distribution  Date;  and (iv) all  Compensating  Interest  paid by the  Servicer  or the Master
                                Servicer in respect of Prepayment Interest Shortfalls for the related Prepayment Period.
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 10

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                    Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------
Class A Principal               Until the Stepdown  Date, the  Class A Principal  Distribution  Amount will  be  distributed to  the
Distribution Amount:            holders of the Class A-1  Certificates and the Class A-2  Certificates  concurrently,  on a pro rata basis based on the related Class A principal  allocation  percentage (for any Distribution Date, the percentage  equivalent of a fraction,  the numerator of which is the principal remittance amount for the Group I Mortgage Loans (in the case of the Class A-1  Certificates) or the principal  remittance amount  for the  Group  II  Mortgage  Loans  (in the case of the  Class  A-2  Certificates)  and the denominator of which is equal to the principal remittance amount for all of the Mortgage Loans).

                                Until the Stepdown  Date, or if a Trigger Event occurs,  the Class A  Certificates  will receive the principal collected on the Mortgage Loans plus any excess interest and any Net Swap Payment received by the Securities  Administrator from the Swap Provider required to restore or maintain the Required
                                Overcollateralization  Amount  until the  aggregate  certificate  principal  balance  of the Class A
                                Certificates  has been reduced to zero.  On or after the Stepdown  Date, if no Trigger Event occurs, principal paid on the Class A Certificates will be an amount such that the Class A Certificates will maintain  approximately  a 44.90%  Credit  Enhancement  Percentage  (2x the Class A  Initial  Credit
                                Enhancement  Percentage).  The Class A  Principal  Distribution  Amount will be  distributed  to the holders  of the  Class  A-1  Certificates  and the Class  A-2  Certificates  to the  extent of their respective group-based principal distribution amount.

                                Principal  distributions to the Class A-2 Certificates  will be allocated  sequentially to the Class
                                A-2A,  Class A-2B,  Class A-2C and Class A-2D  Certificates,  in that order,  until the  certificate principal  balance  of each  such  class  has  been  reduced  to  zero;  provided,  however,  on any
                                Distribution Date on which the aggregate certificate principal balance of the Mezzanine Certificates has been reduced to zero and the  Overcollateralization  Amount is zero, all principal distributions will be distributed to the Class A-2 Certificates  concurrently,  on a pro rata basis,  based on the certificate  principal balance of each such class,  until the certificate  principal balance of each such class has been reduced to zero.

Class M Principal               Until  the  Stepdown  Date,  unless  the  aggregate  certificate  principal  balance of  the Class A
Distribution Amount:            Certificates is reduced to zero, the Mezzanine Certificates will not receive any principal payments.
                                On or after the Stepdown Date (if no Trigger Event occurs),  principal will be paid to the Mezzanine
                                Certificates,
                                first to the Class M-1  Certificates  until it reaches  approximately  a 37.10%  Credit  Enhancement
                                Percentage (2x the Class M-1 Initial Credit Enhancement Percentage),
                                second to the Class M-2  Certificates  until it reaches  approximately  a 29.10% Credit  Enhancement
                                Percentage (2x the Class M-2 Initial Credit Enhancement Percentage),
                                third to the Class M-3  Certificates  until it reaches  approximately  a 25.60%  Credit  Enhancement
                                Percentage (2x the Class M-3 Initial Credit Enhancement Percentage),
                                fourth to the Class M-4  Certificates  until it reaches  approximately  a 22.50% Credit  Enhancement
                                Percentage (2x the Class M-4 Initial Credit Enhancement Percentage),
                                fifth to the Class M-5  Certificates  until it reaches  approximately  a 19.00%  Credit  Enhancement
                                Percentage (2x the Class M-5 Initial Credit Enhancement Percentage),
                                sixth to the Class M-6  Certificates  until it reaches  approximately  a 16.80%  Credit  Enhancement
                                Percentage (2x the Class M-6 Initial Credit Enhancement Percentage),
                                seventh to the Class M-7  Certificates  until it reaches  approximately a 13.90% Credit  Enhancement
                                Percentage (2x the Class M-7 Initial Credit Enhancement Percentage),
                                eighth to the Class M-8  Certificates  until it reaches  approximately  a 12.00% Credit  Enhancement
                                Percentage (2x the Class M-8 Initial Credit Enhancement Percentage),
                                ninth to the Class M-9  Certificates  until it  reaches  approximately  a 9.00%  Credit  Enhancement
                                Percentage (2x the Class M-9 Initial Credit Enhancement Percentage),
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 11

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                    Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------
Class M Principal               If a Trigger Event occurs, principal payments will be paid first to the Class A Certificates  in the
Distribution Amount             manner and order  of priority described under "Class A Principal Distribution Amount",  in each case
(continued):                    until the  certificate  principal  balance  of each such class has been  reduced  to zero and,  then sequentially  to the  Mezzanine  Certificates  in their order of  seniority,  in each case until the certificate principal balance of each such class has been reduced to zero.

Coupon Step-up:                 On the Distribution Date following the first possible optional  termination date, the margins on the
                                Class A Certificates and the Mezzanine  Certificates  will increase to the following,  provided that the  Pass-Through  Rates  on the  Certificates  will  still be  subject  to the  applicable  Net WAC
                                Pass-Through Rate.

                                Class                   After Optional Termination
                                -----                   --------------------------
                                A                       2 x Margin
                                M                       The lesser of 1.5 x Margin and Margin plus 0.50%

Trigger Event:                  If either the Delinquency Test or Cumulative Loss Test is violated.

Delinquency Test:               The  determination  on any  Distribution  Date that the  percentage  obtained  by  dividing  (x) the principal  amount  of (1)  Mortgage  Loans  delinquent  60 days  or  more,  (2)  Mortgage  Loans  in foreclosure,  (3) REO  Properties  and (4) Mortgage  Loans  discharged  due to bankruptcy by (y) the aggregate  principal balance of the Mortgage Loans, in each case, as of the last day of the previous calendar month, exceeds 35.50% of the Credit Enhancement Percentage of the Class A Certificates.:

Cumulative Loss Test:           The  determination  on any  Distribution  Date that the aggregate amount of Realized Losses incurred since the Cut-off  Date  through the last day of the  related  Due Period  divided by the  aggregate principal  balance of the Mortgage Loans as of the Cut-off Date exceeds the  applicable  percentages set forth below with respect to such Distribution Date:

                                  Distribution Date Occurring in                                  Percentage
                                  ------------------------------                                  ----------
                                    March 2009 to February 2010             1.60%, plus 1/12th of 1.90% for each month thereafter
                                    March 2010 to February 2011              3.50%, plus 1/12th of 1.90% for each month thereafter
                                    March 2011 to February 2012              5.40%, plus 1/12th of 1.55% for each month thereafter
                                    March 2012 to February 2013              6.95%, plus 1/12th of 0.85% for each month thereafter
                                     March 2013 and thereafter                                       7.80%
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 12

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                    Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------
Payment Priority:               On each Distribution Date, the Available Distribution Amount will be distributed as follows:

                                1.    Commencing on the Distribution Date occurring in September 2007, to the Supplemental  Interest
                                      Trust to pay any Net Swap  Payment  or the Swap  Termination  Payment  (not  caused  by a Swap
                                      Provider Trigger Event (as defined in the Swap Agreement)) owed to the Swap Provider.

                                2.    To pay interest to the Class A Certificates,  pro rata,  including any accrued unpaid interest from a prior Distribution Date, and then to pay interest excluding any accrued unpaid interest from a prior Distribution Date to the Mezzanine Certificates, on a sequential basis.

                                3.    To pay  principal  to the  Class A  Certificates  in  accordance  with the  principal  payment provisions described above.

                                4.    To pay  principal to the Mezzanine  Certificates  in  accordance  with the  principal  payment provisions described above.

                                5.    From excess interest,  if any, to the certificates  then entitled to receive  distributions in respect of principal in order to reduce the certificate  principal balance of the Certificates to the extent necessary to restore or maintain the Required Overcollateralization Amount.

                                6.    From excess  interest,  if any, to pay the Interest  Carry  Forward  Amounts on the  Mezzanine
                                      Certificates, on a sequential basis.

                                7.    From  excess  interest,  if  any,  to pay  the  allocated  Realized  Losses  on the  Mezzanine
                                      Certificates, on a sequential basis.

                                8.    From  excess  interest,  if any,  to pay the Net WAC  Rate  Carryover  Amount  on the  Class A
                                      Certificates  and the Mezzanine  Certificates  in the same order of priority as described in 2 above.

                                9.    From excess interest, if any, commencing on the Distribution Date occurring in September 2007, to pay the Swap  Termination  Payment (caused by a Swap Provider  Trigger Event under the Swap
                                      Agreement) owed to the Swap Provider.

                                10.   To pay any remaining amount to the Non-offered Certificates in accordance with the pooling and servicing agreement.

                                Commencing on the Distribution Date occurring in September 2007, any Net Swap Payments on deposit in the Supplemental Interest Trust will be paid after the Available Distribution Amount as follows:

                                1.    To pay any Net Swap Payment or the Swap  Termination  Payment  (not caused by a Swap  Provider
                                      Trigger Event (as defined in the Swap Agreement)) owed to the Swap Provider.

                                2.    To pay any unpaid interest on the Class A Certificates,  including any accrued unpaid interest from a prior  Distribution  Date,  on a  pro-rata  basis and then to pay any  unpaid  interest including  any  accrued  unpaid  interest  from  prior  Distribution  Dates  to the  Mezzanine
                                      Certificates, sequentially.

                                3.    To pay any principal to the Class A Certificates and the Mezzanine Certificates, in accordance with the principal  payment  provisions  described above in an amount  necessary to restore or maintain the Required Overcollateralization Amount.

                                4.    To  pay  any  allocated  Realized  Losses  remaining  unpaid  on the  Mezzanine  Certificates, sequentially.

                                5.    To pay the Net WAC  Rate  Carryover  Amount  on the  Class A  Certificates  and the  Mezzanine
                                      Certificates remaining unpaid in the same order of priority as described above.

                                6.    To pay the Swap  Termination  Payment (caused by a Swap Provider  Trigger Event under the Swap
                                      Agreement) owed to the Swap Provider.

                                7.    To pay any remaining amount to the Class CE Certificates.
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 13

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                    Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------
ERISA:                          It is expected that the Offered  Certificates  may be purchased by, or with the assets of,  employee benefit plans subject to the Employee  Retirement  Income Security Act of 1974, as amended ("ERISA")
                                or plans or  arrangements  subject to section  4975 of the Internal  Revenue Code (each,  a "Plan").
                                Prior to the termination of the Supplemental Interest Trust, Plans or persons using assets of a Plan may purchase the Offered  Certificates  if the purchase  and holding  meets the  requirements  of an investor-based  class  exemption  issued by the Department of Labor.  Investors  should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of a Plan's acquisition and ownership of such certificates.

Legal Investment:               The Offered  Certificates  will not constitute  "mortgage  related  securities"  for purposes of the
                                Secondary Mortgage Market Enhancement Act of 1984.

Taxation - REMIC:               One or more REMIC elections will be made for designated  portions of the Trust (exclusive of certain shortfall  payments or payments  from the  Supplemental  Interest  Trust or the  obligation  to make payments to the Supplemental Interest Trust pursuant to the Swap Agreement).

Form of Registration:           Book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations:          $25,000 and integral multiples of $1 in excess thereof.
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 14

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

                                                        Group I Cap Schedule

                    -----------------------------------------------------------------------------------------------
                                Distribution Date                 Notional Schedule ($)            Strike Rate (%)
                    -----------------------------------------------------------------------------------------------
                     1                   3/25/2007                    286,797,652                        7.50

                     2                   4/25/2007                    283,998,589                        7.50

                     3                   5/25/2007                    280,710,573                        7.50

                     4                   6/25/2007                    276,939,842                        7.50

                     5                   7/25/2007                    272,695,182                        7.50

                     6                   8/25/2007                    267,987,943                        7.50

                                                        Group II Cap Schedule

                    -----------------------------------------------------------------------------------------------
                                Distribution Date                 Notional Schedule ($)            Strike Rate (%)
                    -----------------------------------------------------------------------------------------------
                     1                   3/25/2007                    328,618,953                        7.50

                     2                   4/25/2007                    325,451,851                        7.50

                     3                   5/25/2007                    321,723,644                        7.50

                     4                   6/25/2007                    317,441,262                        7.50

                     5                   7/25/2007                    312,614,560                        7.50

                     6                   8/25/2007                    307,256,333                        7.50

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 15

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

                                                        Swap Schedule

-------------------------------------------------------------------------------------------------------------------------------
           Distribution Date              Notional Schedule ($)            Distribution Date              Notional Schedule ($)
-------------------------------------------------------------------------------------------------------------------------------
1                  3/25/2007                                        32           10/25/2009                       102,507,098
2                  4/25/2007                                 -      33           11/25/2009                        97,159,826
3                  5/25/2007                                 -      34           12/25/2009                        92,051,699
4                  6/25/2007                                 -      35           1/25/2010                         87,174,235
5                  7/25/2007                                 -      36           2/25/2010                         82,514,150
6                  8/25/2007                                 -      37           3/25/2010                         78,061,572
7                  9/25/2007                       517,571,951      38           4/25/2010                         73,807,086
8                 10/25/2007                       499,417,622      39           5/25/2010                         69,741,711
9                 11/25/2007                       480,003,781      40           6/25/2010                         65,856,895
10                12/25/2007                       459,474,828      41           7/25/2010                         62,144,911
11                 1/25/2008                       439,792,646      42           8/25/2010                         58,597,458
12                 2/25/2008                       420,922,177      43           9/25/2010                         55,207,098
13                 3/25/2008                       402,829,817      44           10/25/2010                        51,966,740
14                 4/25/2008                       385,483,362      45           11/25/2010                        48,869,615
15                 5/25/2008                       368,851,941      46           12/25/2010                        45,909,273
16                 6/25/2008                       352,905,968      47           1/25/2011                         43,079,584
17                 7/25/2008                       337,617,085      48           2/25/2011                         40,374,626
18                 8/25/2008                       322,958,110      49           3/25/2011                         37,788,791
19                 9/25/2008                       308,902,991      50           4/25/2011                         35,316,725
20                10/25/2008                       295,426,757      51           5/25/2011                         32,953,320
21                11/25/2008                       281,943,159      52           6/25/2011                         30,693,706
22                12/25/2008                       238,653,713      53           7/25/2011                         28,533,236
23                 1/25/2009                       202,609,890      54           8/25/2011                         26,467,460
24                 2/25/2009                       172,545,735      55           9/25/2011                         24,492,143
25                 3/25/2009                       147,675,600      56           10/25/2011                        22,603,238
26                 4/25/2009                       140,297,166      57           11/25/2011                        20,796,887
27                 5/25/2009                       133,250,614      58           12/25/2011                        19,069,275
28                 6/25/2009                       126,521,454      59           1/25/2012                         17,415,291
29                 7/25/2009                       120,098,996      60           2/25/2012                         15,833,464
30                 8/25/2009                       113,964,443      61           3/25/2012                                  -
31                 9/25/2009                       108,104,653

-------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 16

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

                                                 Sensitivity Table
                                                    To 10% Call

           -------------------------------------------------------------------------------------------------------
                                    Fixed}}        0% PPC       55% PPC |    100% PPC|     125% PPC      160% PPC
                                      Arm}}        0% PPC       55% PPC |    100% PPC|     125% PPC      160% PPC
                                                                        |------------|
           A-1           Avg Life (years)           22.63          4.23 |        2.18|         1.48          1.14
                         First Payment Date        Mar-07        Mar-07 |      Mar-07|       Mar-07        Mar-07
                         Last Payment Date         Nov-36        Apr-20 |      Dec-13|       Apr-12        Jul-09
                                                                        |            |
           A-2A          Avg Life (years)           15.62          1.50 |        0.95|         0.78          0.62
                         First Payment Date        Mar-07        Mar-07 |      Mar-07|       Mar-07        Mar-07
                         Last Payment Date         Dec-30        Feb-10 |      Dec-08|       Sep-08        May-08
                                                                        |            |
           A-2B          Avg Life (years)           26.03          3.85 |        1.95|         1.71          1.42
                         First Payment Date        Dec-30        Feb-10 |      Dec-08|       Sep-08        May-08
                         Last Payment Date         Oct-35        Jun-12 |      Jul-09|       Jan-09        Nov-08
                                                                        |            |
           A-2C          Avg Life (years)           29.52          6.99 |        2.98|         2.02          1.75
                         First Payment Date        Oct-35        Jun-12 |      Jul-09|       Jan-09        Nov-08
                         Last Payment Date         Nov-36        May-16 |      Nov-11|       Jul-09        Jan-09
                                                                        |            |
           A-2D          Avg Life (years)           29.68         12.00 |        6.19|         3.23          2.03
                         First Payment Date        Nov-36        May-16 |      Nov-11|       Jul-09        Jan-09
                         Last Payment Date         Nov-36        Apr-20 |      Dec-13|       Apr-12        Jul-09
                                                                        |            |
           M-1           Avg Life (years)           29.33          8.52 |        4.90|         5.09          3.46
                         First Payment Date        Jun-34        Feb-11 |      Dec-10|       Mar-12        Jul-09
                         Last Payment Date         Nov-36        Apr-20 |      Dec-13|       Apr-12        Nov-10
                                                                        |            |
           M-2           Avg Life (years)           29.33          8.52 |        4.75|         4.68          3.68
                         First Payment Date        Jun-34        Feb-11 |      Sep-10|       May-11        Nov-10
                         Last Payment Date         Nov-36        Apr-20 |      Dec-13|       Apr-12        Nov-10
                                                                        |            |
           M-3           Avg Life (years)           29.33          8.52 |        4.67|         4.32          3.56
                         First Payment Date        May-34        Feb-11 |      Aug-10|       Feb-11        Aug-10
                         Last Payment Date         Nov-36        Apr-20 |      Dec-13|       Apr-12        Nov-10
           -------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 17

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

                                                 Sensitivity Table
                                              To 10% Call (Continued)

           -------------------------------------------------------------------------------------------------------
                                    Fixed}}        0% PPC       55% PPC |    100% PPC|     125% PPC      160% PPC
                                      Arm}}        0% PPC       55% PPC |    100% PPC|     125% PPC      160% PPC
                                                                        |------------|
           M-4           Avg Life (years)           29.32          8.52 |        4.64|         4.18          3.37
                         First Payment Date        May-34        Feb-11 |      Jul-10|       Dec-10        May-10
                         Last Payment Date         Nov-36        Apr-20 |      Dec-13|       Apr-12        Nov-10
                                                                        |            |
           M-5           Avg Life (years)           29.32          8.52 |        4.61|         4.06          3.24
                         First Payment Date        May-34        Feb-11 |      Jun-10|       Oct-10        Mar-10
                         Last Payment Date         Nov-36        Apr-20 |      Dec-13|       Apr-12        Nov-10
                                                                        |            |
           M-6           Avg Life (years)           29.32          8.52 |        4.60|         3.98          3.14
                         First Payment Date        May-34        Feb-11 |      Jun-10|       Sep-10        Feb-10
                         Last Payment Date         Nov-36        Apr-20 |      Dec-13|       Apr-12        Nov-10
                                                                        |            |
           M-7           Avg Life (years)           29.32          8.52 |        4.57|         3.92          3.06
                         First Payment Date        May-34        Feb-11 |      May-10|       Jul-10        Dec-09
                         Last Payment Date         Nov-36        Apr-20 |      Dec-13|       Apr-12        Nov-10
                                                                        |            |
           M-8           Avg Life (years)           29.32          8.52 |        4.57|         3.87          3.01
                         First Payment Date        May-34        Feb-11 |      May-10|       Jul-10        Nov-09
                         Last Payment Date         Nov-36        Apr-20 |      Dec-13|       Apr-12        Nov-10
                                                                        |            |
           M-9           Avg Life (years)           29.32          8.52 |        4.54|         3.82          2.95
                         First Payment Date        May-34        Feb-11 |      Apr-10|       May-10        Oct-09
                         Last Payment Date         Nov-36        Apr-20 |      Dec-13|       Apr-12        Nov-10
           -------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 18

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

                                                 Sensitivity Table
                                                    To Maturity

           -------------------------------------------------------------------------------------------------------
                                    Fixed}}        0% PPC       55% PPC |    100% PPC|     125% PPC      160% PPC
                                      Arm}}        0% PPC       55% PPC |    100% PPC|     125% PPC      160% PPC
                                                                        |            |
                                                                        |------------|
           A-1           Avg Life (years)           22.63          4.55 |        2.38|         1.61          1.14
                         First Payment Date        Mar-07        Mar-07 |      Mar-07|       Mar-07        Mar-07
                         Last Payment Date         Nov-36        Mar-34 |      Aug-22|       Jun-19        Jul-09
                                                                        |            |
           A-2A          Avg Life (years)           15.62          1.50 |        0.95|         0.78          0.62
                         First Payment Date        Mar-07        Mar-07 |      Mar-07|       Mar-07        Mar-07
                         Last Payment Date         Dec-30        Feb-10 |      Dec-08|       Sep-08        May-08
                                                                        |            |
           A-2B          Avg Life (years)           26.03          3.85 |        1.95|         1.71          1.42
                         First Payment Date        Dec-30        Feb-10 |      Dec-08|       Sep-08        May-08
                         Last Payment Date         Oct-35        Jun-12 |      Jul-09|       Jan-09        Nov-08
                                                                        |            |
           A-2C          Avg Life (years)           29.52          6.99 |        2.98|         2.02          1.75
                         First Payment Date        Oct-35        Jun-12 |      Jul-09|       Jan-09        Nov-08
                         Last Payment Date         Nov-36        May-16 |      Nov-11|       Jul-09        Jan-09
                                                                        |            |
           A-2D          Avg Life (years)           29.68         13.94 |        7.60|         4.14          2.03
                         First Payment Date        Nov-36        May-16 |      Nov-11|       Jul-09        Jan-09
                         Last Payment Date         Nov-36        May-33 |      Nov-21|       Jun-19        Jul-09
                                                                        |            |
           M-1           Avg Life (years)           29.33          9.31 |        5.43|         6.07          5.70
                         First Payment Date        Jun-34        Feb-11 |      Dec-10|       Mar-12        Jul-09
                         Last Payment Date         Nov-36        Dec-30 |      Aug-20|       Jul-17        Apr-16
                                                                        |            |
           M-2           Avg Life (years)           29.33          9.28 |        5.27|         5.08          4.40
                         First Payment Date        Jun-34        Feb-11 |      Sep-10|       May-11        Nov-10
                         Last Payment Date         Nov-36        Aug-29 |      Jan-20|       Jan-17        Jun-14
                                                                        |            |
           M-3           Avg Life (years)           29.33          9.25 |        5.17|         4.71          3.86
                         First Payment Date        May-34        Feb-11 |      Aug-10|       Feb-11        Aug-10
                         Last Payment Date         Nov-36        Jun-28 |      Apr-19|       Jun-16        Jan-14
           -------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 19

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

                                                 Sensitivity Table
                                              To Maturity (Continued)

           -------------------------------------------------------------------------------------------------------
                                    Fixed}}        0% PPC       55% PPC |    100% PPC|     125% PPC      160% PPC
                                      Arm}}        0% PPC       55% PPC |    100% PPC|     125% PPC      160% PPC
                                                                        |            |
                                                                        |------------|
           M-4           Avg Life (years)           29.32          9.22 |        5.13|         4.55          3.66
                         First Payment Date        May-34        Feb-11 |      Jul-10|       Dec-10        May-10
                         Last Payment Date         Nov-36        Nov-27 |      Dec-18|       Mar-16        Oct-13
                                                                        |            |
           M-5           Avg Life (years)           29.32          9.19 |        5.08|         4.43          3.51
                         First Payment Date        May-34        Feb-11 |      Jun-10|       Oct-10        Mar-10
                         Last Payment Date         Nov-36        Mar-27 |      Jul-18|       Nov-15        Jul-13
                                                                        |            |
           M-6           Avg Life (years)           29.32          9.15 |        5.04|         4.33          3.40
                         First Payment Date        May-34        Feb-11 |      Jun-10|       Sep-10        Feb-10
                         Last Payment Date         Nov-36        May-26 |      Jan-18|       Jun-15        Mar-13
                                                                        |            |
           M-7           Avg Life (years)           29.32          9.11 |        4.99|         4.24          3.30
                         First Payment Date        May-34        Feb-11 |      May-10|       Jul-10        Dec-09
                         Last Payment Date         Nov-36        Oct-25 |      Aug-17|       Mar-15        Jan-13
                                                                        |            |
           M-8           Avg Life (years)           29.32          9.04 |        4.95|         4.16          3.23
                         First Payment Date        May-34        Feb-11 |      May-10|       Jul-10        Nov-09
                         Last Payment Date         Nov-36        Oct-24 |      Jan-17|       Sep-14        Sep-12
                                                                        |            |
           M-9           Avg Life (years)           29.32          8.95 |        4.86|         4.07          3.14
                         First Payment Date        May-34        Feb-11 |      Apr-10|       May-10        Oct-09
                         Last Payment Date         Nov-36        Jan-24 |      Aug-16|       May-14        Jun-12
           -------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 20

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------      ----------------------------------------
      Class A-1 Effective Net WAC Schedule*         Class A-1 Effective Net WAC Schedule*

                             Effective Net                                 Effective Net
      Period       Date         WAC (%)             Period      Date          WAC (%)
     ----------------------------------------      ----------------------------------------
         1      3/25/2007        60.800               46     12/25/2010        15.706
         2      4/25/2007        20.290               47      1/25/2011        15.221
         3      5/25/2007        20.550               48      2/25/2011        15.069
         4      6/25/2007        20.291               49      3/25/2011        16.001
         5      7/25/2007        20.551               50      4/25/2011        14.767
         6      8/25/2007        20.291               51      5/25/2011        15.046
         7      9/25/2007        21.877               52      6/25/2011        15.147
         8      10/25/2007       21.797               53      7/25/2011        15.359
         9      11/25/2007       21.456               54      8/25/2011        14.842
        10      12/25/2007       21.336               55      9/25/2011        14.689
        11      1/25/2008        20.971               56     10/25/2011        14.905
        12      2/25/2008        20.734               57     11/25/2011        14.387
        13      3/25/2008        20.772               58     12/25/2011        14.618
        14      4/25/2008        20.269               59      1/25/2012        14.093
        15      5/25/2008        20.178               60      2/25/2012        13.938
        16      6/25/2008        19.817               61      3/25/2012        12.647
        17      7/25/2008        19.737               62      4/25/2012        11.823
        18      8/25/2008        19.377               63      5/25/2012        12.212
        19      9/25/2008        19.161               64      6/25/2012        11.824
        20      10/25/2008       19.096               65      7/25/2012        12.209
        21      11/25/2008       18.817               66      8/25/2012        11.807
        22      12/25/2008       18.584               67      9/25/2012        11.799
        23      1/25/2009        17.460               68     10/25/2012        12.183
        24      2/25/2009        16.630               69     11/25/2012        11.782
        25      3/25/2009        16.577               70     12/25/2012        12.166
        26      4/25/2009        15.734               71      1/25/2013        11.765
        27      5/25/2009        15.870               72      2/25/2013        11.757
        28      6/25/2009        16.097               73      3/25/2013        13.007
        29      7/25/2009        16.170               74      4/25/2013        11.740
        30      8/25/2009        15.766               75      5/25/2013        12.123
        31      9/25/2009        15.604               76      6/25/2013        11.723
        32      10/25/2009       15.686               77      7/25/2013        12.105
        33      11/25/2009       15.374               78      8/25/2013        11.706
        34      12/25/2009       16.102               79      9/25/2013        11.698
        35      1/25/2010        15.673               80     10/25/2013        12.079
        36      2/25/2010        15.516               81     11/25/2013        11.681
        37      3/25/2010        16.243               82     12/25/2013        12.061
        38      4/25/2010        15.204           ----------------------------------------
        39      5/25/2010        15.421
        40      6/25/2010        15.596
        41      7/25/2010        15.746                                                         *PPC: 100% (ARM); PPC: 100% (Fixed)
        42      8/25/2010        15.289                                                         *1 Month LIBOR: 20%
        43      9/25/2010        15.136                                                         *6 Month Libor: 20%
        44      10/25/2010       15.292                                                         *Includes Net Swap Payments received
        45      11/25/2010       14.922                                                          from the Swap Provider
  -----------------------------------------                                                     *Includes Cap proceeds
                                                                                                * Assumes Administration fee rate
                                                                                                  of 0.5200%

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 21

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------      ----------------------------------------
      Class A-2 Effective Net WAC Schedule*         Class A-2 Effective Net WAC Schedule*

                             Effective Net                                 Effective Net
      Period       Date         WAC (%)             Period      Date          WAC (%)
     ----------------------------------------      ----------------------------------------
         1      3/25/2007        60.742               46     12/25/2010        15.895
         2      4/25/2007        20.281               47      1/25/2011        15.406
         3      5/25/2007        20.542               48      2/25/2011        15.257
         4      6/25/2007        20.283               49      3/25/2011        16.212
         5      7/25/2007        20.543               50      4/25/2011        14.960
         6      8/25/2007        20.285               51      5/25/2011        15.189
         7      9/25/2007        21.872               52      6/25/2011        15.351
         8      10/25/2007       21.793               53      7/25/2011        15.572
         9      11/25/2007       21.453               54      8/25/2011        15.051
        10      12/25/2007       21.334               55      9/25/2011        14.901
        11      1/25/2008        20.971               56     10/25/2011        15.126
        12      2/25/2008        20.735               57     11/25/2011        14.601
        13      3/25/2008        20.774               58     12/25/2011        14.836
        14      4/25/2008        20.272               59      1/25/2012        14.306
        15      5/25/2008        20.183               60      2/25/2012        14.154
        16      6/25/2008        19.823               61      3/25/2012        12.881
        17      7/25/2008        19.744               62      4/25/2012        12.044
        18      8/25/2008        19.385               63      5/25/2012        12.441
        19      9/25/2008        19.171               64      6/25/2012        12.041
        20      10/25/2008       19.107               65      7/25/2012        12.437
        21      11/25/2008       18.769               66      8/25/2012        12.030
        22      12/25/2008       18.629               67      9/25/2012        12.025
        23      1/25/2009        17.521               68     10/25/2012        12.420
        24      2/25/2009        16.708               69     11/25/2012        12.014
        25      3/25/2009        16.684               70     12/25/2012        12.408
        26      4/25/2009        15.833               71      1/25/2013        12.002
        27      5/25/2009        15.916               72      2/25/2013        11.997
        28      6/25/2009        16.217               73      3/25/2013        13.276
        29      7/25/2009        16.297               74      4/25/2013        11.986
        30      8/25/2009        15.892               75      5/25/2013        12.379
        31      9/25/2009        15.732               76      6/25/2013        11.975
        32      10/25/2009       15.821               77      7/25/2013        12.368
        33      11/25/2009       15.447               78      8/25/2013        11.963
        34      12/25/2009       16.248               79      9/25/2013        11.958
        35      1/25/2010        15.816               80     10/25/2013        12.350
        36      2/25/2010        15.662               81     11/25/2013        11.946
        37      3/25/2010        16.407               82     12/25/2013        12.339
        38      4/25/2010        15.356             ----------------------------------------
        39      5/25/2010        15.519
        40      6/25/2010        15.757
        41      7/25/2010        15.915                                                 *PPC: 100% (ARM); PPC: 100% (Fixed)
        42      8/25/2010        15.456                                                 *1 Month LIBOR: 20%
        43      9/25/2010        15.306                                                 *6 Month Libor: 20%
        44      10/25/2010       15.470                                                 *Includes Net Swap Payments
        45      11/25/2010       15.039                                                 received from the Swap Provider
     ----------------------------------------                                           *Includes Cap proceeds
                                                                                        * Assumes Administration fee rate of 0.5200%

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 22

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------      ----------------------------------------
           Class M Effective Net WAC                     Class M Effective Net WAC
                  Schedule*                                      Schedule*

                             Effective Net                                 Effective Net
      Period       Date         WAC (%)             Period      Date          WAC (%)
     ----------------------------------------      ----------------------------------------
         1      3/25/2007      60.769                 46     12/25/2010      15.807
         2      4/25/2007      20.286                 47      1/25/2011      15.320
         3      5/25/2007      20.546                 48      2/25/2011      15.170
         4      6/25/2007      20.287                 49      3/25/2011      16.114
         5      7/25/2007      20.547                 50      4/25/2011      14.870
         6      8/25/2007      20.288                 51      5/25/2011      15.123
         7      9/25/2007      21.874                 52      6/25/2011      15.256
         8      10/25/2007     21.795                 53      7/25/2011      15.473
         9      11/25/2007     21.454                 54      8/25/2011      14.954
        10      12/25/2007     21.335                 55      9/25/2011      14.803
        11      1/25/2008      20.971                 56     10/25/2011      15.023
        12      2/25/2008      20.734                 57     11/25/2011      14.502
        13      3/25/2008      20.773                 58     12/25/2011      14.734
        14      4/25/2008      20.271                 59      1/25/2012      14.207
        15      5/25/2008      20.180                 60      2/25/2012      14.053
        16      6/25/2008      19.820                 61      3/25/2012      12.772
        17      7/25/2008      19.740                 62      4/25/2012      11.941
        18      8/25/2008      19.382                 63      5/25/2012      12.335
        19      9/25/2008      19.166                 64      6/25/2012      11.940
        20      10/25/2008     19.102                 65      7/25/2012      12.331
        21      11/25/2008     18.791                 66      8/25/2012      11.926
        22      12/25/2008     18.608                 67      9/25/2012      11.919
        23      1/25/2009      17.492                 68     10/25/2012      12.310
        24      2/25/2009      16.672                 69     11/25/2012      11.906
        25      3/25/2009      16.634                 70     12/25/2012      12.296
        26      4/25/2009      15.787                 71      1/25/2013      11.892
        27      5/25/2009      15.894                 72      2/25/2013      11.885
        28      6/25/2009      16.161                 73      3/25/2013      13.151
        29      7/25/2009      16.238                 74      4/25/2013      11.871
        30      8/25/2009      15.833                 75      5/25/2013      12.260
        31      9/25/2009      15.672                 76      6/25/2013      11.858
        32      10/25/2009     15.758                 77      7/25/2013      12.246
        33      11/25/2009     15.413                 78      8/25/2013      11.844
        34      12/25/2009     16.180                 79      9/25/2013      11.837
        35      1/25/2010      15.750                 80     10/25/2013      12.224
        36      2/25/2010      15.594                 81     11/25/2013      11.823
        37      3/25/2010      16.330                 82     12/25/2013      12.210
        38      4/25/2010      15.285             ----------------------------------------
        39      5/25/2010      15.473
        40      6/25/2010      15.682
        41      7/25/2010      15.836                                                   *PPC: 100% (ARM); PPC: 100% (Fixed)
        42      8/25/2010      15.378                                                   *1 Month LIBOR: 20%
        43      9/25/2010      15.227                                                   *6 Month Libor: 20%
        44      10/25/2010     15.387                                                   *Includes Net Swap Payments
        45      11/25/2010     14.984                                                   received from the Swap Provider
     ----------------------------------------                                           *Includes Cap proceeds
                                                                                        * Assumes Administration fee rate of 0.5200%

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 23

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

                                                           Excess Spread*
                                 (Assumes Pricing Prepayment Speed, Excludes Basis Risk Shortfalls)

------------------------------------------------------------------------------------------------------------------------------------
                  Excess                                 Excess                    Excess                                 Excess
                 Spread in                              Spread in                 Spread in                              Spread in
                    bp         1 Month      6 Month        bp                        bp         1 Month      6 Month        bp
                  (Static      Forward      Forward     (Forward                   (Static      Forward      Forward     (Forward
    Period        LIBOR)      LIBOR (%)    LIBOR (%)     LIBOR)       Period       LIBOR)      LIBOR (%)    LIBOR (%)     LIBOR)
------------------------------------------------------------------------------------------------------------------------------------
      1                 713       5.3200       5.3144          713      45               488       4.7639       4.8490          489
      2                 239       5.3349       5.2627          238      46               502       4.7619       4.8705          506
      3                 257       5.3186       5.1976          258      47               488       4.7608       4.8905          494
      4                 239       5.2377       5.1305          247      48               487       4.7612       4.9147          494
      5                 258       5.1665       5.0665          272      49               529       4.8793       4.9355          525
      6                 240       5.1479       5.0000          256      50               486       4.8807       4.9367          485
      7                 304       5.0159       4.9303          305      51               500       4.8831       4.9393          499
      8                 305       4.9760       4.8979          306      52               485       4.8842       4.9397          490
      9                 302       4.9042       4.8646          304      53               499       4.8860       4.9414          503
      10                304       4.8679       4.8385          307      54               483       4.8875       4.9433          489
      11                300       4.7737       4.8091          305      55               482       4.8885       4.9431          488
      12                299       4.7270       4.7936          305      56               496       4.8908       4.9588          501
      13                305       4.8208       4.7795          311      57               480       4.8910       4.9748          487
      14                297       4.7824       4.7407          304      58               494       4.8923       4.9898          504
      15                300       4.7492       4.7077          308      59               478       4.8940       5.0055          489
      16                295       4.7128       4.6720          305      60               477       4.8996       5.0230          488
      17                299       4.6762       4.6351          310      61               504       4.9837       5.0383          511
      18                294       4.6431       4.6021          306      62               467       4.9870       5.0404          476
      19                293       4.6081       4.5681          307      63               485       4.9894       5.0433          493
      20                297       4.5734       4.5895          312      64               466       4.9915       5.0450          479
      21                297       4.5404       4.6118          315      65               485       4.9947       5.0486          496
      22                371       4.5069       4.6404          394      66               466       4.9968       5.0495          478
      23                360       4.4724       4.6734          390      67               466       4.9986       5.0502          477
      24                357       4.4408       4.7092          392      68               484       5.0011       5.0655          494
      25                384       4.7215       4.7469          408      69               465       5.0028       5.0806          477
      26                354       4.7109       4.7361          382      70               483       5.0061       5.0954          497
      27                370       4.7017       4.7270          396      71               465       5.0070       5.1118          479
      28                426       4.6918       4.7173          452      72               464       5.0074       5.1259          479
      29                436       4.6819       4.7073          462      73               519       5.0795       5.1413          525
      30                425       4.6726       4.6979          453      74               464       5.0823       5.1442          471
      31                424       4.6618       4.6900          454      75               482       5.0850       5.1462          489
      32                435       4.6531       4.7077          464      76               463       5.0870       5.1480          474
      33                426       4.6435       4.7278          456      77               481       5.0898       5.1513          491
      34                498       4.6334       4.7517          506      78               463       5.0921       5.1525          473
      35                487       4.6244       4.7733          496      79               463       5.0946       5.1532          473
      36                486       4.6144       4.7985          497      80               481       5.0963       5.1654          490
      37                521       4.7775       4.8235          521      81               462       5.0977       5.1753          472
      38                469       4.7757       4.8212          474      82               480       5.1006       5.1867          492
      39                476       4.7750       4.8198          481
      40                483       4.7724       4.8176          481
      41                499       4.7712       4.8162          496
      42                488       4.7697       4.8151          487
      43                488       4.7673       4.8117          488
      44                501       4.7658       4.8298          501
------------------------------------------------------------------------------------------------------------------------------------
*Includes Net Swap Payments received from the Swap Provider
* Assumes Administration fee rate of 0.5200%

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 24

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

                              Breakeven CDR Table for the Mezzanine Certificates
                              --------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:
- The Pricing Prepayment Assumption is applied
- 10% cleanup call is not exercised
- Forward Curves
- 40% Severity
- Interest & Principal advancing
- 6 month recovery lag
- Triggers Failing
- Assumes Administration fee rate of 0.5200%

The table below displays the Constant Default Rate ("CDR") and the related cumulative collateral loss before the referenced Class incurs a writedown.

                      --------------------------------------------------------------------------

                           Class           CDR Break-Even (%)          Cumulative Loss (%)
                      --------------------------------------------------------------------------
                            M-1                  32.69                        22.81
                            M-2                  25.22                        19.51
                            M-3                  22.28                        18.01
                            M-4                  19.81                        16.65
                            M-5                  17.25                        15.12
                            M-6                  15.71                        14.14
                            M-7                  13.87                        12.89
                            M-8                  12.77                        12.11
                            M-9                  11.42                        11.10
                      --------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 25

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      SUMMARY - AGGREGATE POOL*
------------------------------------------------------------------------------------------------------------------------------------
Number of Mortgage Loans:                                3,386         Index Type:
Aggregate Principal Balance:                      $615,416,605               6 Month LIBOR:                                  79.76%
Conforming Principal Balance Loans:               $508,075,825               Fixed Rate:                                     20.24%
Average Principal Balance:                            $181,753         W.A. Initial Periodic Cap**:                          1.000%
     Range:                                 $12,482 - $998,749         W.A. Subsequent Periodic Cap**:                       1.000%
W.A. Coupon:                                            8.565%         W.A. Lifetime Rate Cap**:                             6.000%
     Range:                                   6.030% - 13.150%         Property Type:
W.A. Gross Margin:                                      6.051%               Single Family:                                  74.46%
     Range:                                    5.000% - 7.250%               PUD:                                            12.95%
W.A. Remaining Term (months):                              339               2-4 Family:                                      5.76%
     Range (months):                                 173 - 358               Condo:                                           6.83%
W.A. Seasoning (months):                                     3         Occupancy Status:
Latest Maturity Date:                         December 1, 2036               Primary:                                        94.44%
State Concentration (Top 5):                                                 Investment:                                      4.66%
     California:                                        50.23%               Second Home:                                     0.90%
     Florida:                                           10.89%         Documentation Status:
     Texas:                                              8.99%               Full:                                           50.70%
     Arizona:                                            5.44%               Stated:                                         48.48%
     Illinois:                                           4.93%               Limited:                                         0.82%
W.A. Original Combined LTV:                             83.15%         Non-Zero W.A. Prepayment Penalty - Term (months):         24
     Range:                                   13.25% - 100.00%         Loans with Prepay Penalties:                          82.44%
First Liens:                                            90.21%         Interest Only Loans:                                  12.71%
Second Liens:                                            9.79%         Non-Zero W.A. Interest Only Term (months):                58
Non-Balloon Loans:                                      41.33%
Non-Zero W.A. FICO Score:                                  629
------------------------------------------------------------------------------------------------------------------------------------
*  Subject to a permitted variance of  +/- 10%
** ARM loans only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 26

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             Originator
------------------------------------------------------------------------------------------------------------------------------------
                          Number of             Aggregate            % of Aggregate                         W.A.           W.A.
                       Initial Mortgage         Remaining              Remaining             W.A.         Non-Zero       Original
Originator                  Loans         Principal Balance ($)    Principal Balance      Coupon (%)        FICO         CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
RESMAE                             3,386             615,416,605                100.00           8.565            629         83.15
------------------------------------------------------------------------------------------------------------------------------------
Total:                             3,386             615,416,605                100.00           8.565            629         83.15
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           Collateral Type
------------------------------------------------------------------------------------------------------------------------------------
                                        Number of           Aggregate         % of Aggregate                      W.A.        W.A.
                                         Initial            Remaining            Remaining          W.A.        Non-Zero    Original
Collateral Type                      Mortgage Loans   Principal Balance ($)   Principal Balance   Coupon (%)       FICO     CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                                  21             1,720,954               0.28          8.920          649      82.48
Fixed - 30 Year                                 296            47,385,063               7.70          8.064          631      78.66
Fixed - 30 Year IO                                2               422,500               0.07          7.867          690      83.94
Balloon - 15/30                               1,018            59,631,598               9.69         11.531          646      99.93
Balloon - 30/40                                  42            11,358,895               1.85          7.862          622      78.00
Balloon - 30/50                                  13             4,016,249               0.65          7.946          615      79.81
ARM - 6 Month                                     6             1,128,327               0.18          9.316          614      84.61
ARM - 2 Year/6 Month                            716           121,687,594              19.77          8.582          619      81.76
ARM - 2 Year/6 Month IO                         239            76,517,873              12.43          7.906          647      81.59
ARM - 2 Year/6 Month 30/40 Balloon              781           213,567,582              34.70          8.282          621      81.29
ARM - 2 Year/6 Month 30/50 Balloon              214            69,000,424              11.21          8.109          632      82.98
ARM - 3 Year/6 Month                             19             4,226,769               0.69          8.319          618      80.83
ARM - 3 Year/6 Month IO                           4             1,279,200               0.21          7.782          649      85.07
ARM - 3 Year/6 Month 30/40 Balloon               14             3,164,635               0.51          7.914          622      80.47
ARM - 3 Year/6 Month 30/50 Balloon                1               308,942               0.05          9.835          597      75.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        3,386           615,416,605             100.00          8.565          629      83.15
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 27

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                              IO Terms
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                        W.A.         W.A.
IO Terms (mos.)           Number of           Aggregate Remaining         Remaining             W.A.        Non-Zero     Original
                   Initial Mortgage Loans    Principal Balance ($)    Principal Balance      Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0                                    3,141              537,197,033                 87.29           8.661         626         83.37
24                                      11                3,102,050                  0.50           7.745         648         80.28
36                                       1                  340,000                  0.06           7.990         674         80.00
60                                     233               74,777,522                 12.15           7.910         648         81.72
------------------------------------------------------------------------------------------------------------------------------------
Total:                               3,386              615,416,605                100.00           8.565         629         83.15
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  Principal Balance at Origination
------------------------------------------------------------------------------------------------------------------------------------
                              Number of             Aggregate           % of Aggregate                         W.A.          W.A.
Principal Balance at       Initial Mortgage         Remaining             Remaining             W.A.         Non-Zero      Original
Origination ($)                 Loans         Principal Balance ($)   Principal Balance      Coupon (%)        FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                        507              16,303,076                 2.65          11.188          630         99.48
50,000.01 - 100,000.00                  727              54,680,477                 8.89          10.396          629         91.01
100,000.01 - 150,000.00                 552              68,198,307                11.08           9.188          622         84.44
150,000.01 - 200,000.00                 390              68,039,980                11.06           8.506          622         81.02
200,000.01 - 250,000.00                 282              63,223,224                10.27           8.393          618         81.73
250,000.01 - 300,000.00                 253              69,681,361                11.32           8.193          623         80.65
300,000.01 - 350,000.00                 222              71,628,250                11.64           8.114          628         80.82
350,000.01 - 400,000.00                 164              61,561,914                10.00           8.041          625         80.84
400,000.01 - 450,000.00                 125              52,994,279                 8.61           8.142          636         82.38
450,000.01 - 500,000.00                  72              34,333,897                 5.58           8.030          645         81.69
500,000.01 - 550,000.00                  36              18,850,784                 3.06           7.823          659         82.72
550,000.01 - 600,000.00                  25              14,379,459                 2.34           7.905          635         83.81
600,000.01 - 650,000.00                  13               8,200,867                 1.33           7.886          626         85.45
650,000.01 - 700,000.00                   8               5,342,190                 0.87           7.586          669         84.22
700,000.01 - 750,000.00                   3               2,152,911                 0.35           7.830          650         93.29
750,000.01 - 800,000.00                   4               3,102,849                 0.50           8.051          674         82.46
800,000.01 - 850,000.00                   1                 824,368                 0.13           7.630          573         66.00
900,000.01 - 950,000.00                   1                 919,663                 0.15           8.105          735         80.00
950,000.01 - 1,000,000.00                 1                 998,749                 0.16           7.730          653         80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                3,386             615,416,605               100.00           8.565          629         83.15
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 28

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  Remaining Principal Balance
------------------------------------------------------------------------------------------------------------------------------------
                              Number of            Aggregate           % of Aggregate                          W.A.          W.A.
Remaining Principal            Initial             Remaining             Remaining              W.A.         Non-Zero      Original
Balance ($)                Mortgage Loans    Principal Balance ($)   Principal Balance       Coupon (%)        FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                        508             16,353,012                  2.66         11.185            630        99.45
50,000.01 - 100,000.00                  726             54,630,541                  8.88         10.396            629        91.01
100,000.01 - 150,000.00                 552             68,198,307                 11.08          9.188            622        84.44
150,000.01 - 200,000.00                 390             68,039,980                 11.06          8.506            622        81.02
200,000.01 - 250,000.00                 283             63,473,003                 10.31          8.391            618        81.67
250,000.01 - 300,000.00                 253             69,731,273                 11.33          8.197            624        80.76
300,000.01 - 350,000.00                 221             71,328,559                 11.59          8.110            628        80.76
350,000.01 - 400,000.00                 164             61,561,914                 10.00          8.041            625        80.84
400,000.01 - 450,000.00                 125             52,994,279                  8.61          8.142            636        82.38
450,000.01 - 500,000.00                  72             34,333,897                  5.58          8.030            645        81.69
500,000.01 - 550,000.00                  36             18,850,784                  3.06          7.823            659        82.72
550,000.01 - 600,000.00                  25             14,379,459                  2.34          7.905            635        83.81
600,000.01 - 650,000.00                  13              8,200,867                  1.33          7.886            626        85.45
650,000.01 - 700,000.00                   8              5,342,190                  0.87          7.586            669        84.22
700,000.01 - 750,000.00                   3              2,152,911                  0.35          7.830            650        93.29
750,000.01 - 800,000.00                   4              3,102,849                  0.50          8.051            674        82.46
800,000.01 - 850,000.00                   1                824,368                  0.13          7.630            573        66.00
900,000.01 - 950,000.00                   1                919,663                  0.15          8.105            735        80.00
950,000.01 - 1,000,000.00                 1                998,749                  0.16          7.730            653        80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                3,386            615,416,605                100.00          8.565            629        83.15
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          Remaining Term
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                       W.A.            W.A.
                           Number of           Aggregate Remaining        Remaining             W.A.       Non-Zero        Original
Months Remaining     Initial Mortgage Loans   Principal Balance ($)   Principal Balance      Coupon (%)      FICO          CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
121 - 180                              1,039              61,352,552                9.97       11.458         646             99.44
301 - 360                              2,347             554,064,053               90.03        8.244         627             81.35
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 3,386             615,416,605              100.00        8.565         629             83.15
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 29

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Mortgage Rate
------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Aggregate                        W.A.         W.A.
                            Number of           Aggregate Remaining         Remaining             W.A.       Non-Zero     Original
Mortgage Rate (%)    Initial Mortgage Loans    Principal Balance ($)    Principal Balance      Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                              20               7,387,022                 1.20         6.315         657         76.62
6.500 - 6.999                             149              45,121,007                 7.33         6.811         656         78.82
7.000 - 7.499                             245              67,946,611                11.04         7.280         644         79.57
7.500 - 7.999                             463             122,156,570                19.85         7.764         634         80.22
8.000 - 8.499                             414             100,747,258                16.37         8.255         632         81.72
8.500 - 8.999                             481             102,816,508                16.71         8.732         620         82.36
9.000 - 9.499                             259              50,170,419                 8.15         9.221         609         83.01
9.500 - 9.999                             425              46,195,442                 7.51         9.717         590         86.58
10.000 - 10.499                           106              14,902,328                 2.42        10.233         619         88.44
10.500 - 10.999                            71               8,536,547                 1.39        10.678         607         90.53
11.000 - 11.499                           146              11,574,337                 1.88        11.157         672         97.67
11.500 - 11.999                           218              15,310,842                 2.49        11.749         642         99.22
12.000 - 12.499                           234              13,953,351                 2.27        12.271         623         98.90
12.500 - 12.999                           153               8,559,031                 1.39        12.667         604         99.90
13.000 - 13.499                             2                  39,331                 0.01        13.103         588        100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  3,386             615,416,605               100.00         8.565         629         83.15
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 30

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                Original Combined Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
Original Combined              Number of             Aggregate            % of Aggregate                        W.A.         W.A.
Loan-to-Value               Initial Mortgage         Remaining              Remaining             W.A.        Non-Zero     Original
Ratio (%)                        Loans         Principal Balance ($)    Principal Balance      Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Less than or equal to 50.00                34               5,498,354                  0.89         8.130          601        42.53
50.01 - 55.00                              25               4,557,605                  0.74         7.917          588        52.56
55.01 - 60.00                              24               4,280,550                  0.70         7.937          603        58.39
60.01 - 65.00                              40              10,410,015                  1.69         7.977          606        63.59
65.01 - 70.00                              82              20,756,874                  3.37         8.113          600        68.53
70.01 - 75.00                             100              26,878,206                  4.37         8.074          601        74.01
75.01 - 80.00                           1,324             306,651,301                 49.83         8.120          637        79.90
80.01 - 85.00                             168              41,419,305                  6.73         8.485          604        84.52
85.01 - 90.00                             380              94,107,923                 15.29         8.389          620        89.80
90.01 - 95.00                             140              30,655,392                  4.98         8.794          632        94.66
95.01 - 100.00                          1,069              70,201,080                 11.41        11.214          646        99.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  3,386             615,416,605                100.00         8.565          629        83.15
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 31

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      FICO Score at Origination
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                           W.A.        W.A.
FICO Score               Number of            Aggregate Remaining         Remaining               W.A.         Non-Zero    Original
At Origination     Initial Mortgage Loans    Principal Balance ($)    Principal Balance        Coupon (%)        FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
500 - 524                              39                9,135,763                  1.48           9.621           519        77.27
525 - 549                             157               32,387,938                  5.26           9.213           537        77.54
550 - 574                             170               38,751,530                  6.30           8.712           563        79.39
575 - 599                             573               87,361,627                 14.20           8.726           589        83.48
600 - 624                             704              115,065,502                 18.70           8.481           612        83.40
625 - 649                             872              150,285,346                 24.42           8.649           636        84.32
650 - 674                             412               82,977,293                 13.48           8.384           661        83.75
675 - 699                             209               47,705,747                  7.75           8.236           685        84.39
700 - 724                             121               23,119,516                  3.76           8.062           712        84.39
725 - 749                              81               17,419,559                  2.83           8.267           735        84.03
750 - 774                              32                8,131,827                  1.32           8.064           761        83.07
775 - 799                              14                2,776,149                  0.45           7.965           787        81.72
800 - 824                               2                  298,808                  0.05           7.674           800        84.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                              3,386              615,416,605                100.00           8.565           629        83.15
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 32

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      Geographic Distribution*
------------------------------------------------------------------------------------------------------------------------------------
                        Number of             Aggregate             % of Aggregate                         W.A.           W.A.
                    Initial Mortgage          Remaining               Remaining            W.A.          Non-Zero       Original
Location                  Loans         Principal Balance ($)     Principal Balance     Coupon (%)         FICO         CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                      1,188               309,141,725                 50.23          8.337             636          82.77
Florida                           362                66,990,394                 10.89          8.730             628          82.62
Texas                             609                55,295,432                  8.99          8.709             614          83.29
Arizona                           220                33,484,608                  5.44          8.518             625          83.39
Illinois                          171                30,316,482                  4.93          9.102             621          85.11
New York                           48                12,057,656                  1.96          8.906             625          81.20
Georgia                            88                11,780,310                  1.91          8.914             629          85.24
Utah                               87                11,325,431                  1.84          8.783             641          85.47
Hawaii                             38                 9,942,307                  1.62          8.170             626          80.78
North Carolina                     74                 6,837,067                  1.11          9.190             608          84.46
Missouri                           56                 6,737,792                  1.09          9.274             616          86.16
Maryland                           26                 6,442,924                  1.05          8.854             595          81.17
Minnesota                          51                 6,373,797                  1.04          8.790             634          83.34
Nevada                             27                 5,731,665                  0.93          8.536             618          85.96
Tennessee                          32                 4,426,687                  0.72          8.427             632          82.43
Louisiana                          45                 4,196,314                  0.68          8.957             608          84.85
Virginia                           20                 3,941,775                  0.64          8.905             621          83.10
Colorado                           24                 3,619,594                  0.59          8.649             618          82.24
Michigan                           28                 2,985,089                  0.49          9.187             604          84.88
Connecticut                        17                 2,898,624                  0.47          9.434             610          80.90
New Jersey                         10                 2,635,356                  0.43          8.661             591          78.72
Alabama                            24                 2,116,360                  0.34          9.333             605          86.64
Mississippi                        18                 1,946,738                  0.32          9.832             593          89.82
Pennsylvania                       10                 1,821,343                  0.30          7.802             638          84.14
Wisconsin                          18                 1,732,149                  0.28          9.353             627          87.45
New Mexico                         16                 1,725,562                  0.28          9.474             623          83.57
Arkansas                           11                 1,390,979                  0.23          9.055             604          83.93
Kansas                             13                 1,051,395                  0.17          9.145             606          84.16
South Carolina                      6                 1,012,399                  0.16          8.888             605          83.76
Washington                          4                   953,221                  0.15          9.184             579          88.85
Ohio                                9                   911,064                  0.15          9.816             593          93.14
Kentucky                           10                   823,857                  0.13          8.825             612          84.00
Oregon                              6                   703,917                  0.11          9.459             585          79.88
Indiana                            10                   691,577                  0.11          9.091             601          91.71
------------------------------------------------------------------------------------------------------------------------------------
*Geographic Distribution continued on the next page

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 33

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 Geographic Distribution (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Aggregate                         W.A.          W.A.
                           Number of          Aggregate Remaining        Remaining            W.A.         Non-Zero      Original
Location            Initial Mortgage Loans   Principal Balance ($)   Principal Balance     Coupon (%)        FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts                             5                593,890                 0.10            8.765          585         82.54
Oklahoma                                  3                366,002                 0.06            9.542          567         88.42
Rhode Island                              1                235,555                 0.04            8.360          588         80.00
Delaware                                  1                179,565                 0.03            7.535          671         94.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                                3,386            615,416,605               100.00            8.565          629         83.15
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 34

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          Occupancy Status
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                        W.A.         W.A.
                            Number of          Aggregate Remaining         Remaining            W.A.        Non-Zero     Original
Occupancy Status     Initial Mortgage Loans   Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                                3,222             581,219,986                94.44           8.566          628        83.17
Investment                               140              28,669,922                 4.66           8.601          634        82.38
Second Home                               24               5,526,697                 0.90           8.246          643        85.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 3,386             615,416,605               100.00           8.565          629        83.15
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         Documentation Type
------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Aggregate                     W.A.          W.A.
                             Number of          Aggregate Remaining        Remaining           W.A.       Non-Zero      Original
Program               Initial Mortgage Loans   Principal Balance ($)   Principal Balance    Coupon (%)      FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                      1,830             312,013,799               50.70         8.205          620          83.40
Stated Documentation                    1,532             298,345,918               48.48         8.947          637          82.95
Limited Documentation                      24               5,056,888                0.82         8.211          637          79.80
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  3,386             615,416,605              100.00         8.565          629          83.15
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Loan Purpose
------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Aggregate                       W.A.         W.A.
                             Number of           Aggregate Remaining       Remaining            W.A.        Non-Zero     Original
Purpose                Initial Mortgage Loans   Principal Balance ($)  Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                 2,311            360,292,483               58.54           8.748         641         84.79
Refinance - Cashout                      1,011            246,190,033               40.00           8.306         611         80.76
Refinance - Rate Term                       64              8,934,089                1.45           8.305         622         83.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   3,386            615,416,605              100.00           8.565         629         83.15
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
------------------------------------------------------------------------------------------------------------------------------------
                                                                             % of Aggregate                     W.A.          W.A.
                                Number of          Aggregate Remaining         Remaining            W.A.      Non-Zero      Original
Property Type            Initial Mortgage Loans   Principal Balance ($)    Principal Balance     Coupon (%)     FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                  2,520             458,241,704                 74.46        8.531        627         83.01
PUD                                        494              79,695,400                 12.95        8.628        631         84.31
Condo                                      243              42,034,164                  6.83        8.732        637         83.82
2-4 Family                                 129              35,445,338                  5.76        8.655        632         81.63
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   3,386             615,416,605                100.00        8.565        629         83.15
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 35

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Next Rate Adjustment Date*
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                       W.A.          W.A.
Month & Year of Next           Number of          Aggregate Remaining       Remaining           W.A.         Non-Zero      Original
Rate Adjustment         Initial Mortgage Loans   Principal Balance ($)  Principal Balance    Coupon (%)        FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
May 2007                                      6              1,128,327                0.23        9.316           614         84.61
July 2008                                     2                231,021                0.05        8.378           602         81.19
August 2008                                   5                959,910                0.20        9.127           599         86.70
September 2008                               14              3,130,780                0.64        8.548           607         87.07
October 2008                                276             64,577,111               13.16        8.447           624         80.92
November 2008                             1,651            411,411,801               83.81        8.242           627         81.77
December 2008                                 2                462,851                0.09        7.826           614         76.68
October 2009                                  8              2,057,506                0.42        7.694           609         80.59
November 2009                                30              6,922,041                1.41        8.288           627         81.26
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,994            490,881,347              100.00        8.273           626         81.69
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 36

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Gross Margin*
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                         W.A.          W.A.
Gross                      Number of            Aggregate Remaining        Remaining             W.A.        Non-Zero      Original
Margin  (%)          Initial Mortgage Loans    Principal Balance ($)   Principal Balance      Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                             10                2,163,363               0.44           9.659          605         86.87
5.500 - 5.999                             38                8,206,299               1.67           9.296          605         82.93
6.000 - 6.499                          1,839              454,738,404              92.64           8.216          630         82.06
6.500 - 6.999                             86               20,852,577               4.25           8.682          574         74.97
7.000 - 7.499                             21                4,920,703               1.00           9.525          562         71.80
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 1,994              490,881,347             100.00           8.273          626         81.69
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                       Maximum Mortgage Rate*
------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Aggregate                        W.A.          W.A.
Maximum                     Number of           Aggregate Remaining        Remaining             W.A.        Non-Zero      Original
Mortgage Rate (%)    Initial Mortgage Loans    Principal Balance ($)   Principal Balance      Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
12.000 - 12.499                           20                7,387,022                1.50          6.315          657         76.62
12.500 - 12.999                           98               32,224,400                6.56          6.837          655         80.63
13.000 - 13.499                          201               58,088,413               11.83          7.278          645         80.03
13.500 - 13.999                          398              109,062,144               22.22          7.762          634         80.65
14.000 - 14.499                          367               93,245,875               19.00          8.252          632         81.66
14.500 - 14.999                          409               91,340,945               18.61          8.732          620         82.56
15.000 - 15.499                          228               46,678,052                9.51          9.218          609         82.88
15.500 - 15.999                          167               35,007,912                7.13          9.716          584         84.63
16.000 - 16.499                           61               10,790,159                2.20         10.226          593         85.61
16.500 - 16.999                           28                4,911,950                1.00         10.687          570         85.52
17.000 - 17.499                            9                1,282,086                0.26         11.223          544         79.42
17.500 - 17.999                            5                  442,479                0.09         11.612          533         77.15
18.000 - 18.499                            2                  362,412                0.07         12.193          533         60.69
18.500 - 18.999                            1                   57,500                0.01         12.600          644        100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 1,994              490,881,347              100.00          8.273          626         81.69
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 37

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Minimum Mortgage Rate*
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                      W.A.         W.A.
Minimum                      Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero     Original
Mortgage Rate (%)      Initial Mortgage Loans   Principal Balance ($)   Principal Balance    Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                              20                7,387,022                1.50          6.315          657        76.62
6.500 - 6.999                              98               32,224,400                6.56          6.837          655        80.63
7.000 - 7.499                             201               58,088,413               11.83          7.278          645        80.03
7.500 - 7.999                             398              109,062,144               22.22          7.762          634        80.65
8.000 - 8.499                             367               93,245,875               19.00          8.252          632        81.66
8.500 - 8.999                             409               91,340,945               18.61          8.732          620        82.56
9.000 - 9.499                             228               46,678,052                9.51          9.218          609        82.88
9.500 - 9.999                             167               35,007,912                7.13          9.716          584        84.63
10.000 - 10.499                            61               10,790,159                2.20         10.226          593        85.61
10.500 - 10.999                            28                4,911,950                1.00         10.687          570        85.52
11.000 - 11.499                             9                1,282,086                0.26         11.223          544        79.42
11.500 - 11.999                             5                  442,479                0.09         11.612          533        77.15
12.000 - 12.499                             2                  362,412                0.07         12.193          533        60.69
12.500 - 12.999                             1                   57,500                0.01         12.600          644       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,994              490,881,347              100.00          8.273          626        81.69
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Periodic Rate Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Aggregate                         W.A.         W.A.
Initial                    Number of           Aggregate Remaining         Remaining              W.A.        Non-Zero     Original
Periodic Cap (%)     Initial Mortgage Loans   Principal Balance ($)    Principal Balance       Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000                                  1,994             490,881,347                100.00          8.273         626         81.69
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 1,994             490,881,347                100.00          8.273         626         81.69
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 38

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                      W.A.         W.A.
Subsequent                   Number of           Aggregate Remaining         Remaining            W.A.       Non-Zero     Original
Periodic Cap (%)       Initial Mortgage Loans   Principal Balance ($)    Principal Balance     Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000                                    1,994             490,881,347                100.00        8.273        626          81.69
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,994             490,881,347                100.00        8.273        626          81.69
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                       Lifetime Periodic Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                      W.A.         W.A.
Lifetime                     Number of           Aggregate Remaining         Remaining            W.A.       Non-Zero     Original
Periodic Cap (%)       Initial Mortgage Loans   Principal Balance ($)    Principal Balance     Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                            1,994             490,881,347                100.00        8.273        626          81.69
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,994             490,881,347                100.00        8.273        626          81.69
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                   Original Prepayment Charge Term
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                        W.A.         W.A.
Prepayment Penalty          Number of           Aggregate Remaining         Remaining             W.A.        Non-Zero     Original
Term (mos.)          Initial Mortgage Loans    Principal Balance ($)    Principal Balance      Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0                                        683              108,041,487                 17.56         9.125         621         84.12
12                                       171               46,008,276                  7.48         8.658         634         82.27
24                                     2,157              405,742,279                 65.93         8.483         629         83.50
30                                         4                  814,187                  0.13         8.895         600         90.35
36                                       371               54,810,375                  8.91         7.985         635         79.27
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 3,386              615,416,605                100.00         8.565         629         83.15
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 39

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       SUMMARY - GROUP 1 POOL*
------------------------------------------------------------------------------------------------------------------------------------
Number of Mortgage Loans:                                1,814         Index Type:
Aggregate Principal Balance:                      $286,797,652               6 Month LIBOR:                                  79.55%
Conforming Principal Balance Loans:               $286,797,652               Fixed Rate:                                     20.45%
Average Principal Balance:                            $158,102         W.A. Initial Periodic Cap**:                          1.000%
     Range:                                 $12,482 - $665,191         W.A. Subsequent Periodic Cap**:                       1.000%
W.A. Coupon:                                            8.570%         W.A. Lifetime Rate Cap**:                             6.000%
     Range:                                   6.030% - 12.900%         Property Type:
W.A. Gross Margin:                                      6.082%               Single Family:                                  76.13%
     Range:                                    5.000% - 7.250%               PUD:                                            10.33%
W.A. Remaining Term (months):                              347               2-4 Family:                                      7.38%
     Range (months):                                 173 - 358               Condo:                                           6.15%
W.A. Seasoning (months):                                     3         Occupancy Status:
Latest Maturity Date:                         December 1, 2036               Primary:                                        91.25%
State Concentration (Top 5):                                                 Investment:                                      7.30%
     California:                                        35.01%               Second Home:                                     1.45%
     Texas:                                             10.56%         Documentation Status:
     Florida:                                            9.69%               Full:                                           51.32%
     Arizona:                                            8.47%               Stated:                                         48.00%
     Illinois:                                           7.47%               Limited:                                         0.68%
W.A. Original Combined LTV:                             81.64%         Non-Zero W.A. Prepayment Penalty - Term (months):         25
     Range:                                   13.25% - 100.00%         Loans with Prepay Penalties:                          77.68%
First Liens:                                            94.92%         Interest Only Loans:                                   3.44%
Second Liens:                                            5.08%         Non-Zero W.A. Interest Only Term (months):                57
Non-Balloon Loans:                                      42.41%
Non-Zero W.A. FICO Score:                                  614
------------------------------------------------------------------------------------------------------------------------------------
*  Subject to a permitted variance of  +/- 10%
** ARM loans only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 40

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             Originator
------------------------------------------------------------------------------------------------------------------------------------
                              Number of                Aggregate            % of Aggregate                        W.A.       W.A.
                          Initial Mortgage             Remaining              Remaining             W.A.        Non-Zero   Original
Originator                      Loans            Principal Balance ($)    Principal Balance      Coupon (%)       FICO     CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
RESMAE                                   1,814              286,797,652                100.00           8.570         614     81.64
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,814              286,797,652                100.00           8.570         614     81.64
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Collateral Type
------------------------------------------------------------------------------------------------------------------------------------
                                     Number of              Aggregate          % of Aggregate                       W.A.       W.A.
                                      Initial               Remaining             Remaining           W.A.        Non-Zero  Original
Collateral Type                    Mortgage Loans      Principal Balance ($)   Principal Balance   Coupon (%)       FICO     CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                                9                  662,437              0.23          8.225           641      69.94
Fixed - 30 Year                              227               32,956,726             11.49          8.098           623      78.12
Balloon - 15/30                              381               14,474,450              5.05         11.555           632      99.87
Balloon - 30/40                               34                8,689,026              3.03          7.872           622      76.87
Balloon - 30/50                                8                1,877,279              0.65          8.253           604      78.32
ARM - 6 Month                                  3                  548,507              0.19          9.431           592      89.48
ARM - 2 Year/6 Month                         503               74,813,651             26.09          8.677           610      81.41
ARM - 2 Year/6 Month IO                       39                9,854,704              3.44          7.696           663      82.38
ARM - 2 Year/6 Month 30/40 Balloon           467              106,454,619             37.12          8.469           606      80.79
ARM - 2 Year/6 Month 30/50 Balloon           117               30,497,732             10.63          8.330           617      82.10
ARM - 3 Year/6 Month                          13                2,803,416              0.98          8.271           619      80.01
ARM - 3 Year/6 Month 30/40 Balloon            12                2,856,163              1.00          7.811           621      80.53
ARM - 3 Year/6 Month 30/50 Balloon             1                  308,942              0.11          9.835           597      75.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     1,814              286,797,652            100.00          8.570           614      81.64
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                              IO Terms
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                        W.A.         W.A.
IO Terms (mos.)             Number of           Aggregate Remaining         Remaining             W.A.        Non-Zero     Original
                     Initial Mortgage Loans    Principal Balance ($)    Principal Balance      Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0                                      1,775              276,942,948                 96.56         8.601         613         81.62
24                                         3                  881,500                  0.31         7.558         678         86.27
60                                        36                8,973,204                  3.13         7.709         661         82.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 1,814              286,797,652                100.00         8.570         614         81.64
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 41

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  Principal Balance at Origination
------------------------------------------------------------------------------------------------------------------------------------
                              Number of             Aggregate           % of Aggregate                         W.A.          W.A.
Principal Balance at       Initial Mortgage         Remaining             Remaining             W.A.         Non-Zero      Original
Origination ($)                 Loans         Principal Balance ($)   Principal Balance      Coupon (%)        FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                        310               9,585,883                 3.34          11.323          628         99.13
50,000.01 - 100,000.00                  353              26,724,529                 9.32           9.477          617         84.75
100,000.01 - 150,000.00                 336              42,283,154                14.74           8.573          609         80.05
150,000.01 - 200,000.00                 277              48,199,382                16.81           8.487          617         80.48
200,000.01 - 250,000.00                 165              36,686,961                12.79           8.435          613         81.91
250,000.01 - 300,000.00                 131              35,725,593                12.46           8.192          614         79.48
300,000.01 - 350,000.00                 117              37,786,944                13.18           8.236          617         80.83
350,000.01 - 400,000.00                  84              31,484,364                10.98           8.136          610         79.37
400,000.01 - 450,000.00                  28              11,568,767                 4.03           8.330          613         83.80
450,000.01 - 500,000.00                   7               3,389,030                 1.18           9.051          628         86.94
500,000.01 - 550,000.00                   3               1,564,007                 0.55           9.095          616         81.63
550,000.01 - 600,000.00                   2               1,133,848                 0.40           7.470          594         75.95
650,000.01 - 700,000.00                   1                 665,191                 0.23           7.830          661         90.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,814             286,797,652               100.00           8.570          614         81.64
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 42

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Remaining Principal Balance
------------------------------------------------------------------------------------------------------------------------------------
                             Number of            Aggregate           % of Aggregate                           W.A.          W.A.
Remaining Principal           Initial             Remaining             Remaining               W.A.         Non-Zero      Original
Balance ($)               Mortgage Loans    Principal Balance ($)   Principal Balance        Coupon (%)        FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                       311              9,635,819                  3.36          11.316            628        99.09
50,000.01 - 100,000.00                 352             26,674,593                  9.30           9.476            617        84.74
100,000.01 - 150,000.00                336             42,283,154                 14.74           8.573            609        80.05
150,000.01 - 200,000.00                277             48,199,382                 16.81           8.487            617        80.48
200,000.01 - 250,000.00                166             36,936,739                 12.88           8.431            612        81.81
250,000.01 - 300,000.00                131             35,775,505                 12.47           8.200            614        79.70
300,000.01 - 350,000.00                116             37,487,254                 13.07           8.230            617        80.72
350,000.01 - 400,000.00                 84             31,484,364                 10.98           8.136            610        79.37
400,000.01 - 450,000.00                 28             11,568,767                  4.03           8.330            613        83.80
450,000.01 - 500,000.00                  7              3,389,030                  1.18           9.051            628        86.94
500,000.01 - 550,000.00                  3              1,564,007                  0.55           9.095            616        81.63
550,000.01 - 600,000.00                  2              1,133,848                  0.40           7.470            594        75.95
650,000.01 - 700,000.00                  1                665,191                  0.23           7.830            661        90.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                               1,814            286,797,652                100.00           8.570            614        81.64
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           Remaining Term
------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Aggregate                          W.A.           W.A.
                          Number of            Aggregate Remaining        Remaining            W.A.         Non-Zero       Original
Months Remaining    Initial Mortgage Loans    Principal Balance ($)   Principal Balance     Coupon (%)        FICO         CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
121 - 180                              390              15,136,887                5.28         11.409          632            98.56
301 - 360                            1,424             271,660,765               94.72          8.412          613            80.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                               1,814             286,797,652              100.00          8.570          614            81.64
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 43

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Mortgage Rate
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                       W.A.         W.A.
                             Number of           Aggregate Remaining         Remaining            W.A.       Non-Zero     Original
Mortgage Rate (%)     Initial Mortgage Loans    Principal Balance ($)    Principal Balance     Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                                8               2,094,954                 0.73         6.297         634         71.93
6.500 - 6.999                               88              20,313,494                 7.08         6.772         651         76.00
7.000 - 7.499                              125              27,133,552                 9.46         7.295         632         78.41
7.500 - 7.999                              255              54,328,377                18.94         7.784         625         78.45
8.000 - 8.499                              232              45,144,937                15.74         8.279         618         81.29
8.500 - 8.999                              292              51,758,575                18.05         8.749         609         81.83
9.000 - 9.499                              178              30,683,788                10.70         9.231         598         83.45
9.500 - 9.999                              262              29,525,310                10.29         9.730         582         85.22
10.000 - 10.499                             56               8,084,172                 2.82        10.237         593         85.18
10.500 - 10.999                             32               4,538,481                 1.58        10.718         571         84.26
11.000 - 11.499                             54               3,129,682                 1.09        11.189         630         92.22
11.500 - 11.999                             72               3,589,728                 1.25        11.770         628         97.50
12.000 - 12.499                             95               3,894,254                 1.36        12.256         620         98.04
12.500 - 12.999                             65               2,578,347                 0.90        12.691         602         99.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,814             286,797,652               100.00         8.570         614         81.64
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 44

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                Original Combined Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
Original Combined               Number of             Aggregate            % of Aggregate                       W.A.         W.A.
Loan-to-Value                Initial Mortgage         Remaining              Remaining            W.A.        Non-Zero     Original
Ratio (%)                         Loans         Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Less than or equal to 50.00                 31               4,718,034                  1.65        7.991          605        41.50
50.01 - 55.00                               24               4,287,649                  1.50        8.036          587        52.60
55.01 - 60.00                               21               3,511,476                  1.22        7.872          607        58.75
60.01 - 65.00                               34               8,147,800                  2.84        8.018          602        63.43
65.01 - 70.00                               67              15,739,371                  5.49        8.164          594        68.46
70.01 - 75.00                               83              20,133,558                  7.02        8.256          599        73.89
75.01 - 80.00                              648             111,537,322                 38.89        8.322          621        79.82
80.01 - 85.00                              128              25,952,258                  9.05        8.709          589        84.66
85.01 - 90.00                              274              56,944,236                 19.86        8.460          620        89.73
90.01 - 95.00                               90              15,874,644                  5.54        8.943          625        94.54
95.01 - 100.00                             414              19,951,305                  6.96       11.032          634        99.97
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,814             286,797,652                100.00        8.570          614        81.64
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 45

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      FICO Score at Origination
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                           W.A.        W.A.
FICO Score               Number of            Aggregate Remaining         Remaining               W.A.         Non-Zero    Original
At Origination     Initial Mortgage Loans    Principal Balance ($)    Principal Balance        Coupon (%)        FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
500 - 524                              33                6,376,343                  2.22           9.624           519        76.81
525 - 549                             131               25,657,111                  8.95           9.194           536        77.22
550 - 574                             133               27,288,349                  9.51           8.813           563        78.56
575 - 599                             364               51,192,476                 17.85           8.713           588        82.31
600 - 624                             418               61,358,962                 21.39           8.481           612        82.38
625 - 649                             370               53,961,988                 18.82           8.500           636        83.78
650 - 674                             184               30,868,714                 10.76           8.170           660        81.42
675 - 699                              81               15,206,398                  5.30           8.054           685        82.51
700 - 724                              50                6,917,379                  2.41           8.171           715        84.26
725 - 749                              24                3,366,156                  1.17           8.239           737        81.55
750 - 774                              18                3,312,497                  1.15           7.856           763        85.80
775 - 799                               8                1,291,278                  0.45           7.759           784        78.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                              1,814              286,797,652                100.00           8.570           614        81.64
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 46

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      Geographic Distribution*
------------------------------------------------------------------------------------------------------------------------------------
                        Number of             Aggregate             % of Aggregate                         W.A.           W.A.
                    Initial Mortgage          Remaining               Remaining            W.A.          Non-Zero       Original
Location                  Loans         Principal Balance ($)     Principal Balance     Coupon (%)         FICO         CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                        380               100,412,061                 35.01          8.199             615           79.30
Texas                             355                30,288,645                 10.56          8.754             607           82.79
Florida                           162                27,802,348                  9.69          8.648             614           80.57
Arizona                           155                24,285,389                  8.47          8.409             620           82.19
Illinois                          129                21,429,281                  7.47          9.104             617           85.73
Hawaii                             31                 8,589,376                  2.99          8.093             627           80.04
Utah                               65                 8,022,970                  2.80          8.714             642           85.80
Georgia                            63                 6,840,485                  2.39          8.960             610           85.90
Minnesota                          46                 5,612,127                  1.96          8.669             635           83.39
North Carolina                     63                 5,438,333                  1.90          9.206             609           84.21
New York                           18                 4,866,848                  1.70          8.766             595           75.86
Missouri                           43                 4,591,318                  1.60          9.154             608           84.94
Nevada                             16                 3,356,967                  1.17          8.436             617           85.40
Maryland                           16                 3,320,463                  1.16          8.991             591           79.37
Tennessee                          26                 2,888,146                  1.01          8.392             623           83.27
Colorado                           20                 2,729,796                  0.95          8.953             612           81.67
Michigan                           24                 2,662,391                  0.93          9.178             602           84.63
Virginia                           15                 2,650,916                  0.92          8.919             619           81.00
Louisiana                          28                 2,446,037                  0.85          8.714             615           84.82
New Jersey                          8                 2,214,264                  0.77          8.753             584           77.71
Connecticut                        13                 2,180,922                  0.76          9.211             595           79.88
Alabama                            20                 1,682,084                  0.59          9.575             593           85.47
Wisconsin                          17                 1,584,149                  0.55          9.394             625           88.23
Arkansas                           11                 1,390,979                  0.49          9.055             604           83.93
Pennsylvania                        9                 1,317,712                  0.46          8.288             592           84.13
Mississippi                        12                   940,816                  0.33          9.605             618           87.73
Ohio                                9                   911,064                  0.32          9.816             593           93.14
Kentucky                           10                   823,857                  0.29          8.825             612           84.00
New Mexico                          8                   799,864                  0.28          9.038             615           83.07
South Carolina                      4                   774,182                  0.27          9.069             608           83.69
Kansas                             10                   727,550                  0.25          9.494             600           83.82
Indiana                            10                   691,577                  0.24          9.091             601           91.71
Oregon                              5                   599,957                  0.21          9.533             586           79.86
Massachusetts                       5                   593,890                  0.21          8.765             585           82.54
------------------------------------------------------------------------------------------------------------------------------------
*Geographic Distribution continued on the next page

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 47

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 Geographic Distribution (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Aggregate                         W.A.          W.A.
                           Number of          Aggregate Remaining        Remaining            W.A.         Non-Zero      Original
Location            Initial Mortgage Loans   Principal Balance ($)   Principal Balance     Coupon (%)        FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Washington                                3                549,767                 0.19            8.907          577         84.33
Oklahoma                                  3                366,002                 0.13            9.542          567         88.42
Rhode Island                              1                235,555                 0.08            8.360          588         80.00
Delaware                                  1                179,565                 0.06            7.535          671         94.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,814            286,797,652               100.00            8.570          614         81.64
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 48

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          Occupancy Status
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                        W.A.         W.A.
                            Number of          Aggregate Remaining         Remaining            W.A.        Non-Zero     Original
Occupancy Status     Initial Mortgage Loans   Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                                1,679             261,699,698                91.25           8.558          613         81.65
Investment                               114              20,925,988                 7.30           8.772          630         81.20
Second Home                               21               4,171,966                 1.45           8.301          641         83.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 1,814             286,797,652               100.00           8.570          614         81.64
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         Documentation Type
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                     W.A.          W.A.
                              Number of          Aggregate Remaining        Remaining           W.A.       Non-Zero      Original
Program                Initial Mortgage Loans   Principal Balance ($)   Principal Balance    Coupon (%)      FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                       1,027             147,173,141               51.32         8.250          607          82.41
Stated Documentation                       778             137,671,891               48.00         8.929          622          80.91
Limited Documentation                        9               1,952,621                0.68         7.317          621          75.35
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,814             286,797,652              100.00         8.570          614          81.64
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Loan Purpose
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                       W.A.         W.A.
                              Number of           Aggregate Remaining       Remaining            W.A.        Non-Zero     Original
Purpose                 Initial Mortgage Loans   Principal Balance ($)  Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                         842            181,594,669               63.32           8.397         607         79.88
Purchase                                    914             98,214,478               34.25           8.899         629         84.77
Refinance - Rate Term                        58              6,988,505                2.44           8.444         609         83.42
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,814            286,797,652              100.00           8.570         614         81.64
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Aggregate                     W.A.         W.A.
                                Number of          Aggregate Remaining        Remaining           W.A.       Non-Zero     Original
Property Type            Initial Mortgage Loans   Principal Balance ($)   Principal Balance    Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                    1,399             218,340,175                76.13         8.507         613        81.60
PUD                                          220              29,632,099                10.33         8.684         611        83.16
2-4 Family                                    80              21,179,046                 7.38         8.875         623        79.15
Condo                                        115              17,646,332                 6.15         8.787         631        82.53
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     1,814             286,797,652               100.00         8.570         614        81.64
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 49

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Next Rate Adjustment Date*
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                       W.A.         W.A.
Month & Year of Next           Number of          Aggregate Remaining       Remaining           W.A.         Non-Zero     Original
Rate Adjustment         Initial Mortgage Loans   Principal Balance ($)  Principal Balance    Coupon (%)        FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
May 2007                                      3                548,507                0.24          9.431           592        89.48
July 2008                                     1                175,928                0.08          7.710           618        80.00
August 2008                                   3                532,172                0.23          8.733           612        89.70
September 2008                               11              1,904,274                0.83          8.843           602        83.96
October 2008                                157             30,057,396               13.18          8.670           612        80.82
November 2008                               953            188,643,893               82.69          8.454           612        81.28
December 2008                                 1                307,043                0.13          7.505           572        75.00
October 2009                                  6              1,486,977                0.65          7.453           605        80.82
November 2009                                20              4,481,544                1.96          8.357           623        79.72
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,155            228,137,734              100.00          8.479           612        81.24
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 50

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Gross Margin*
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                      W.A.          W.A.
Gross                         Number of           Aggregate Remaining        Remaining          W.A.        Non-Zero      Original
Margin  (%)             Initial Mortgage Loans   Principal Balance ($)   Principal Balance   Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                                 8               1,759,627               0.77          9.702          606         86.81
5.500 - 5.999                                34               6,975,372               3.06          9.341          608         85.90
6.000 - 6.499                             1,020             198,037,723              86.81          8.401          616         81.93
6.500 - 6.999                                76              17,619,335               7.72          8.696          574         73.37
7.000 - 7.499                                17               3,745,677               1.64          9.399          564         70.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,155             228,137,734             100.00          8.479          612         81.24
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                       Maximum Mortgage Rate*
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                      W.A.          W.A.
Maximum                      Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero      Original
Mortgage Rate (%)     Initial Mortgage Loans    Principal Balance ($)   Principal Balance    Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
12.000 - 12.499                             8                2,094,954                0.92          6.297          634         71.93
12.500 - 12.999                            45               10,904,420                4.78          6.795          649         78.71
13.000 - 13.499                            94               21,413,179                9.39          7.289          631         79.35
13.500 - 13.999                           206               45,001,939               19.73          7.783          625         79.00
14.000 - 14.499                           198               40,271,098               17.65          8.278          617         81.07
14.500 - 14.999                           242               44,805,648               19.64          8.750          609         82.10
15.000 - 15.499                           154               27,965,526               12.26          9.230          598         83.43
15.500 - 15.999                           129               23,283,581               10.21          9.733          578         84.09
16.000 - 16.499                            43                7,050,369                3.09         10.233          593         85.43
16.500 - 16.999                            22                3,740,268                1.64         10.715          565         83.38
17.000 - 17.499                             8                1,133,488                0.50         11.218          544         78.69
17.500 - 17.999                             4                  280,794                0.12         11.656          537         72.63
18.000 - 18.499                             1                  134,970                0.06         12.435          523         45.00
18.500 - 18.999                             1                   57,500                0.03         12.600          644        100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,155              228,137,734              100.00          8.479          612         81.24
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 51

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Minimum Mortgage Rate*
------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                      W.A.         W.A.
Minimum                       Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero     Original
Mortgage Rate (%)       Initial Mortgage Loans   Principal Balance ($)   Principal Balance    Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                                8                2,094,954                0.92          6.297          634        71.93
6.500 - 6.999                               45               10,904,420                4.78          6.795          649        78.71
7.000 - 7.499                               94               21,413,179                9.39          7.289          631        79.35
7.500 - 7.999                              206               45,001,939               19.73          7.783          625        79.00
8.000 - 8.499                              198               40,271,098               17.65          8.278          617        81.07
8.500 - 8.999                              242               44,805,648               19.64          8.750          609        82.10
9.000 - 9.499                              154               27,965,526               12.26          9.230          598        83.43
9.500 - 9.999                              129               23,283,581               10.21          9.733          578        84.09
10.000 - 10.499                             43                7,050,369                3.09         10.233          593        85.43
10.500 - 10.999                             22                3,740,268                1.64         10.715          565        83.38
11.000 - 11.499                              8                1,133,488                0.50         11.218          544        78.69
11.500 - 11.999                              4                  280,794                0.12         11.656          537        72.63
12.000 - 12.499                              1                  134,970                0.06         12.435          523        45.00
12.500 - 12.999                              1                   57,500                0.03         12.600          644       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,155              228,137,734              100.00          8.479          612        81.24
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Periodic Rate Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                       W.A.         W.A.
Initial                     Number of           Aggregate Remaining         Remaining            W.A.        Non-Zero     Original
Periodic Cap (%)      Initial Mortgage Loans   Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000                                   1,155             228,137,734                100.00          8.479         612         81.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,155             228,137,734                100.00          8.479         612         81.24
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 52

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Aggregate                       W.A.         W.A.
Subsequent                 Number of           Aggregate Remaining         Remaining             W.A.       Non-Zero     Original
Periodic Cap (%)     Initial Mortgage Loans   Principal Balance ($)    Principal Balance      Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000                                  1,155             228,137,734                100.00           8.479        612          81.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 1,155             228,137,734                100.00           8.479        612          81.24
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                       Lifetime Periodic Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Aggregate                       W.A.         W.A.
Lifetime                   Number of           Aggregate Remaining         Remaining             W.A.       Non-Zero     Original
Periodic Cap (%)     Initial Mortgage Loans   Principal Balance ($)    Principal Balance      Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                          1,155             228,137,734                100.00           8.479        612          81.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 1,155             228,137,734                100.00           8.479        612          81.24
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                   Original Prepayment Charge Term
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                       W.A.         W.A.
Prepayment Penalty          Number of           Aggregate Remaining         Remaining            W.A.        Non-Zero     Original
Term (mos.)          Initial Mortgage Loans    Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0                                        463               64,021,625                 22.32          9.125         607         83.74
12                                        62               15,923,012                  5.55          8.486         616         79.96
24                                     1,033              170,868,112                 59.58          8.500         614         81.78
30                                         2                  428,674                  0.15          9.124         579         93.16
36                                       254               35,556,229                 12.40          7.937         629         77.83
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 1,814              286,797,652                100.00          8.570         614         81.64
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 53

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       SUMMARY - GROUP 2 POOL*
------------------------------------------------------------------------------------------------------------------------------------
Number of Mortgage Loans:                                1,572       Index Type:
Aggregate Principal Balance:                      $328,618,953             6 Month LIBOR:                                     79.95%
Conforming Principal Balance Loans:               $221,278,173             Fixed Rate:                                        20.05%
Average Principal Balance:                            $209,045       W.A. Initial Periodic Cap**:                             1.000%
     Range:                                 $13,175 - $998,749       W.A. Subsequent Periodic Cap**:                          1.000%
W.A. Coupon:                                            8.560%       W.A. Lifetime Rate Cap**:                                6.000%
     Range:                                   6.030% - 13.150%       Property Type:
W.A. Gross Margin:                                      6.025%             Single Family:                                     73.00%
     Range:                                    5.000% - 7.250%             PUD:                                               15.23%
W.A. Remaining Term (months):                              332             2-4 Family:                                         4.34%
     Range (months):                                 175 - 358             Condo:                                              7.42%
W.A. Seasoning (months):                                     3       Occupancy Status:
Latest Maturity Date:                         December 1, 2036             Primary:                                           97.23%
State Concentration (Top 5):                                               Investment:                                         2.36%
     California:                                        63.52%             Second Home:                                        0.41%
     Florida:                                           11.93%       Documentation Status:
     Texas:                                              7.61%             Full:                                              50.16%
     Arizona:                                            2.80%             Stated:                                            48.89%
     Illinois:                                           2.70%             Limited:                                            0.94%
W.A. Original Combined LTV:                             84.47%       Non-Zero W.A. Prepayment Penalty - Term (months):            24
     Range:                                   41.55% - 100.00%       Loans with Prepay Penalties:                             86.60%
First Liens:                                            86.10%       Interest Only Loans:                                     20.80%
Second Liens:                                           13.90%       Non-Zero W.A. Interest Only Term (months):                   59
Non-Balloon Loans:                                      40.39%
Non-Zero W.A. FICO Score:                                  641
------------------------------------------------------------------------------------------------------------------------------------
*  Subject to a permitted variance of  +/- 10%
** ARM loans only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 54

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             Originator
------------------------------------------------------------------------------------------------------------------------------------
                             Number of             Aggregate            % of Aggregate                         W.A.         W.A.
                         Initial Mortgage          Remaining              Remaining             W.A.         Non-Zero     Original
Originator                     Loans         Principal Balance ($)    Principal Balance      Coupon (%)        FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
RESMAE                               1,572               328,618,953              100.00             8.560          641        84.47
------------------------------------------------------------------------------------------------------------------------------------
Total:                               1,572               328,618,953              100.00             8.560          641        84.47
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           Collateral Type
------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Aggregate
                                        Number of             Aggregate           Remaining                        W.A.       W.A.
                                     Initial Mortgage         Remaining           Principal           W.A.       Non-Zero   Original
Collateral Type                           Loans         Principal Balance ($)      Balance        Coupon (%)       FICO     CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                                    12              1,058,517              0.32          9.354          653     90.32
Fixed - 30 Year                                    69             14,428,336              4.39          7.988          647     79.91
Fixed - 30 Year IO                                  2                422,500              0.13          7.867          690     83.94
Balloon - 15/30                                   637             45,157,148             13.74         11.524          650     99.95
Balloon - 30/40                                     8              2,669,869              0.81          7.829          624     81.69
Balloon - 30/50                                     5              2,138,970              0.65          7.676          625     81.12
ARM - 6 Month                                       3                579,820              0.18          9.207          636     80.00
ARM - 2 Year/6 Month                              213             46,873,944             14.26          8.430          633     82.32
ARM - 2 Year/6 Month IO                           200             66,663,169             20.29          7.937          645     81.47
ARM - 2 Year/6 Month 30/40 Balloon                314            107,112,963             32.59          8.095          637     81.79
ARM - 2 Year/6 Month 30/50 Balloon                 97             38,502,693             11.72          7.934          644     83.67
ARM - 3 Year/6 Month                                6              1,423,354              0.43          8.412          617     82.46
ARM - 3 Year/6 Month IO                             4              1,279,200              0.39          7.782          649     85.07
ARM - 3 Year/6 Month 30/40 Balloon                  2                308,472              0.09          8.873          633     80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                          1,572            328,618,953            100.00          8.560          641     84.47
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                              IO Terms
------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Aggregate                        W.A.         W.A.
IO Terms (mos.)            Number of           Aggregate Remaining         Remaining             W.A.        Non-Zero     Original
                    Initial Mortgage Loans    Principal Balance ($)    Principal Balance      Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0                                     1,366              260,254,085                 79.20           8.725         640         85.24
24                                        8                2,220,550                  0.68           7.819         636         77.90
36                                        1                  340,000                  0.10           7.990         674         80.00
60                                      197               65,804,318                 20.02           7.938         646         81.69
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,572              328,618,953                100.00           8.560         641         84.47
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 55

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  Principal Balance at Origination
------------------------------------------------------------------------------------------------------------------------------------
                               Number of             Aggregate           % of Aggregate                        W.A.          W.A.
Principal Balance at        Initial Mortgage         Remaining             Remaining            W.A.         Non-Zero      Original
Origination ($)                  Loans         Principal Balance ($)   Principal Balance     Coupon (%)        FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                         197               6,717,193                 2.04           10.996          633        99.97
50,000.01 - 100,000.00                   374              27,955,948                 8.51           11.274          640        96.99
100,000.01 - 150,000.00                  216              25,915,153                 7.89           10.192          643        91.60
150,000.01 - 200,000.00                  113              19,840,597                 6.04            8.551          633        82.34
200,000.01 - 250,000.00                  117              26,536,263                 8.08            8.336          626        81.47
250,000.01 - 300,000.00                  122              33,955,768                10.33            8.194          634        81.88
300,000.01 - 350,000.00                  105              33,841,305                10.30            7.978          641        80.82
350,000.01 - 400,000.00                   80              30,077,549                 9.15            7.942          642        82.39
400,000.01 - 450,000.00                   97              41,425,513                12.61            8.090          643        81.98
450,000.01 - 500,000.00                   65              30,944,867                 9.42            7.918          647        81.12
500,000.01 - 550,000.00                   33              17,286,777                 5.26            7.708          663        82.82
550,000.01 - 600,000.00                   23              13,245,611                 4.03            7.942          639        84.48
600,000.01 - 650,000.00                   13               8,200,867                 2.50            7.886          626        85.45
650,000.01 - 700,000.00                    7               4,676,999                 1.42            7.551          670        83.40
700,000.01 - 750,000.00                    3               2,152,911                 0.66            7.830          650        93.29
750,000.01 - 800,000.00                    4               3,102,849                 0.94            8.051          674        82.46
800,000.01 - 850,000.00                    1                 824,368                 0.25            7.630          573        66.00
900,000.01 - 950,000.00                    1                 919,663                 0.28            8.105          735        80.00
950,000.01 - 1,000,000.00                  1                 998,749                 0.30            7.730          653        80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 1,572             328,618,953               100.00            8.560          641        84.47
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 56

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Remaining Principal Balance
------------------------------------------------------------------------------------------------------------------------------------
                              Number of            Aggregate           % of Aggregate                         W.A.          W.A.
Remaining Principal            Initial             Remaining             Remaining             W.A.         Non-Zero      Original
Balance ($)                Mortgage Loans    Principal Balance ($)   Principal Balance      Coupon (%)        FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                        197              6,717,193                  2.04          10.996            633        99.97
50,000.01 - 100,000.00                  374             27,955,948                  8.51          11.274            640        96.99
100,000.01 - 150,000.00                 216             25,915,153                  7.89          10.192            643        91.60
150,000.01 - 200,000.00                 113             19,840,597                  6.04           8.551            633        82.34
200,000.01 - 250,000.00                 117             26,536,263                  8.08           8.336            626        81.47
250,000.01 - 300,000.00                 122             33,955,768                 10.33           8.194            634        81.88
300,000.01 - 350,000.00                 105             33,841,305                 10.30           7.978            641        80.82
350,000.01 - 400,000.00                  80             30,077,549                  9.15           7.942            642        82.39
400,000.01 - 450,000.00                  97             41,425,513                 12.61           8.090            643        81.98
450,000.01 - 500,000.00                  65             30,944,867                  9.42           7.918            647        81.12
500,000.01 - 550,000.00                  33             17,286,777                  5.26           7.708            663        82.82
550,000.01 - 600,000.00                  23             13,245,611                  4.03           7.942            639        84.48
600,000.01 - 650,000.00                  13              8,200,867                  2.50           7.886            626        85.45
650,000.01 - 700,000.00                   7              4,676,999                  1.42           7.551            670        83.40
700,000.01 - 750,000.00                   3              2,152,911                  0.66           7.830            650        93.29
750,000.01 - 800,000.00                   4              3,102,849                  0.94           8.051            674        82.46
800,000.01 - 850,000.00                   1                824,368                  0.25           7.630            573        66.00
900,000.01 - 950,000.00                   1                919,663                  0.28           8.105            735        80.00
950,000.01 - 1,000,000.00                 1                998,749                  0.30           7.730            653        80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,572            328,618,953                100.00           8.560            641        84.47
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           Remaining Term
------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Aggregate                      W.A.            W.A.
                         Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero        Original
Months Remaining   Initial Mortgage Loans   Principal Balance ($)   Principal Balance    Coupon (%)       FICO          CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
121 - 180                              649              46,215,665               14.06         11.474          650             99.73
301 - 360                              923             282,403,288               85.94          8.083          639             81.97
------------------------------------------------------------------------------------------------------------------------------------
Total:                               1,572             328,618,953              100.00          8.560          641             84.47
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 57

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Mortgage Rate
------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                      W.A.         W.A.
                              Number of           Aggregate Remaining         Remaining           W.A.       Non-Zero     Original
Mortgage Rate (%)      Initial Mortgage Loans    Principal Balance ($)    Principal Balance    Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                                12               5,292,068                 1.61         6.322         665         78.47
6.500 - 6.999                                61              24,807,513                 7.55         6.843         661         81.14
7.000 - 7.499                               120              40,813,060                12.42         7.271         653         80.34
7.500 - 7.999                               208              67,828,193                20.64         7.748         641         81.63
8.000 - 8.499                               182              55,602,322                16.92         8.235         643         82.07
8.500 - 8.999                               189              51,057,933                15.54         8.715         631         82.90
9.000 - 9.499                                81              19,486,631                 5.93         9.205         626         82.31
9.500 - 9.999                               163              16,670,132                 5.07         9.694         603         88.98
10.000 - 10.499                              50               6,818,156                 2.07        10.229         651         92.30
10.500 - 10.999                              39               3,998,066                 1.22        10.632         647         97.65
11.000 - 11.499                              92               8,444,655                 2.57        11.145         688         99.68
11.500 - 11.999                             146              11,721,114                 3.57        11.743         646         99.75
12.000 - 12.499                             139              10,059,096                 3.06        12.276         625         99.24
12.500 - 12.999                              88               5,980,684                 1.82        12.656         605        100.00
13.000 - 13.499                               2                  39,331                 0.01        13.103         588        100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,572             328,618,953               100.00         8.560         641         84.47
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 58

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                Original Combined Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
Original Combined                 Number of             Aggregate           % of Aggregate                      W.A.        W.A.
Loan-to-Value                  Initial Mortgage         Remaining             Remaining            W.A.       Non-Zero    Original
Ratio (%)                           Loans         Principal Balance ($)   Principal Balance     Coupon (%)      FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Less than or equal to 50.00                    3                 780,320                 0.24          8.971         575       48.72
50.01 - 55.00                                  1                 269,957                 0.08          6.030         615       51.92
55.01 - 60.00                                  3                 769,074                 0.23          8.231         582       56.73
60.01 - 65.00                                  6               2,262,215                 0.69          7.830         621       64.18
65.01 - 70.00                                 15               5,017,503                 1.53          7.954         618       68.75
70.01 - 75.00                                 17               6,744,647                 2.05          7.532         607       74.36
75.01 - 80.00                                676             195,113,979                59.37          8.004         646       79.95
80.01 - 85.00                                 40              15,467,047                 4.71          8.109         630       84.29
85.01 - 90.00                                106              37,163,687                11.31          8.280         620       89.91
90.01 - 95.00                                 50              14,780,748                 4.50          8.634         640       94.80
95.01 - 100.00                               655              50,249,775                15.29         11.287         651      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     1,572             328,618,953               100.00          8.560         641       84.47
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 59

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      FICO Score at Origination
------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Aggregate                      W.A.        W.A.
FICO Score                   Number of            Aggregate Remaining         Remaining            W.A.       Non-Zero    Original
At Origination         Initial Mortgage Loans    Principal Balance ($)    Principal Balance     Coupon (%)      FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
500 - 524                                   6                2,759,420                  0.84          9.614         519        78.33
525 - 549                                  26                6,730,827                  2.05          9.286         539        78.76
550 - 574                                  37               11,463,181                  3.49          8.472         563        81.35
575 - 599                                 209               36,169,151                 11.01          8.744         589        85.13
600 - 624                                 286               53,706,540                 16.34          8.480         613        84.56
625 - 649                                 502               96,323,358                 29.31          8.733         635        84.63
650 - 674                                 228               52,108,579                 15.86          8.511         662        85.13
675 - 699                                 128               32,499,348                  9.89          8.322         686        85.27
700 - 724                                  71               16,202,137                  4.93          8.015         711        84.45
725 - 749                                  57               14,053,403                  4.28          8.273         735        84.62
750 - 774                                  14                4,819,331                  1.47          8.206         760        81.20
775 - 799                                   6                1,484,871                  0.45          8.145         789        84.82
800 - 824                                   2                  298,808                  0.09          7.674         800        84.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,572              328,618,953                100.00          8.560         641        84.47
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 60

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      Geographic Distribution*
------------------------------------------------------------------------------------------------------------------------------------
                         Number of             Aggregate             % of Aggregate                         W.A.           W.A.
                     Initial Mortgage          Remaining               Remaining            W.A.          Non-Zero       Original
Location                   Loans         Principal Balance ($)     Principal Balance     Coupon (%)         FICO         CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                         808               208,729,665                 63.52          8.403             646          84.43
Florida                            200                39,188,046                 11.93          8.787             638          84.08
Texas                              254                25,006,787                  7.61          8.656             622          83.89
Arizona                             65                 9,199,219                  2.80          8.807             635          86.54
Illinois                            42                 8,887,201                  2.70          9.100             631          83.62
New York                            30                 7,190,808                  2.19          9.001             646          84.82
Georgia                             25                 4,939,825                  1.50          8.849             657          84.34
Utah                                22                 3,302,461                  1.00          8.952             640          84.68
Maryland                            10                 3,122,461                  0.95          8.708             599          83.08
Nevada                              11                 2,374,699                  0.72          8.677             621          86.76
Missouri                            13                 2,146,474                  0.65          9.530             633          88.79
Louisiana                           17                 1,750,277                  0.53          9.295             597          84.89
Tennessee                            6                 1,538,540                  0.47          8.493             649          80.84
North Carolina                      11                 1,398,734                  0.43          9.128             604          85.42
Hawaii                               7                 1,352,931                  0.41          8.659             620          85.51
Virginia                             5                 1,290,859                  0.39          8.878             625          87.41
Mississippi                          6                 1,005,922                  0.31         10.045             569          91.78
New Mexico                           8                   925,698                  0.28          9.850             629          84.00
Colorado                             4                   889,798                  0.27          7.715             635          84.00
Minnesota                            5                   761,671                  0.23          9.688             623          82.99
Connecticut                          4                   717,703                  0.22         10.114             655          84.00
Pennsylvania                         1                   503,631                  0.15          6.530             758          84.17
Alabama                              4                   434,276                  0.13          8.395             652          91.14
New Jersey                           2                   421,092                  0.13          8.175             628          84.00
Washington                           1                   403,455                  0.12          9.560             583          95.00
Kansas                               3                   323,846                  0.10          8.359             620          84.92
Michigan                             4                   322,697                  0.10          9.269             623          86.91
South Carolina                       2                   238,217                  0.07          8.300             598          83.98
Wisconsin                            1                   148,000                  0.05          8.910             642          79.14
Oregon                               1                   103,960                  0.03          9.030             584          80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                           1,572               328,618,953                100.00          8.560             641          84.47
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 61

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          Occupancy Status
------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Aggregate                        W.A.         W.A.
                             Number of          Aggregate Remaining         Remaining            W.A.        Non-Zero     Original
Occupancy Status      Initial Mortgage Loans   Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                                 1,543             319,520,289                97.23           8.572          641        84.41
Investment                                 26               7,743,934                 2.36           8.137          646        85.59
Second Home                                 3               1,354,730                 0.41           8.074          650        92.37
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,572             328,618,953               100.00           8.560          641        84.47
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         Documentation Type
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                     W.A.          W.A.
                              Number of          Aggregate Remaining        Remaining           W.A.       Non-Zero      Original
Program                Initial Mortgage Loans   Principal Balance ($)   Principal Balance    Coupon (%)      FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                         803             164,840,658               50.16         8.164          632          84.28
Stated Documentation                       754             160,674,027               48.89         8.963          650          84.70
Limited Documentation                       15               3,104,268                0.94         8.773          646          82.61
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,572             328,618,953              100.00         8.560          641          84.47
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Loan Purpose
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                       W.A.         W.A.
                              Number of           Aggregate Remaining       Remaining            W.A.        Non-Zero     Original
Purpose                 Initial Mortgage Loans   Principal Balance ($)  Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                  1,397            262,078,005               79.75           8.692         646         84.79
Refinance - Cashout                         169             64,595,364               19.66           8.050         621         83.22
Refinance - Rate Term                         6              1,945,584                0.59           7.805         669         82.25
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,572            328,618,953              100.00           8.560         641         84.47
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Aggregate                     W.A.         W.A.
                                Number of          Aggregate Remaining        Remaining           W.A.       Non-Zero     Original
Property Type            Initial Mortgage Loans   Principal Balance ($)   Principal Balance    Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                    1,121             239,901,529                73.00         8.553         640        84.28
PUD                                          274              50,063,301                15.23         8.595         642        84.98
Condo                                        128              24,387,832                 7.42         8.692         642        84.75
2-4 Family                                    49              14,266,292                 4.34         8.329         644        85.32
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     1,572             328,618,953               100.00         8.560         641        84.47
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 62

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Next Rate Adjustment Date*
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                       W.A.         W.A.
Month & Year of Next           Number of          Aggregate Remaining       Remaining           W.A.         Non-Zero     Original
Rate Adjustment         Initial Mortgage Loans   Principal Balance ($)  Principal Balance    Coupon (%)        FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
May 2007                                      3                579,820                0.22          9.207           636        80.00
July 2008                                     1                 55,093                0.02         10.510           549        85.00
August 2008                                   2                427,738                0.16          9.616           582        82.97
September 2008                                3              1,226,506                0.47          8.091           613        91.89
October 2008                                119             34,519,715               13.14          8.253           634        81.01
November 2008                               698            222,767,908               84.79          8.062           640        82.19
December 2008                                 1                155,809                0.06          8.460           698        80.00
October 2009                                  2                570,528                0.22          8.324           620        80.00
November 2009                                10              2,440,497                0.93          8.160           635        84.09
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      839            262,743,613              100.00          8.095           639        82.09
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 63

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Gross Margin*
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                      W.A.          W.A.
Gross                         Number of           Aggregate Remaining        Remaining          W.A.        Non-Zero      Original
Margin  (%)             Initial Mortgage Loans   Principal Balance ($)   Principal Balance   Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                                 2                 403,736               0.15          9.470          599         87.13
5.500 - 5.999                                 4               1,230,928               0.47          9.039          592         66.10
6.000 - 6.499                               819             256,700,681              97.70          8.073          641         82.17
6.500 - 6.999                                10               3,233,242               1.23          8.603          576         83.69
7.000 - 7.499                                 4               1,175,027               0.45          9.929          556         75.96
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      839             262,743,613             100.00          8.095          639         82.09
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                       Maximum Mortgage Rate*
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                      W.A.          W.A.
Maximum                      Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero      Original
Mortgage Rate (%)     Initial Mortgage Loans    Principal Balance ($)   Principal Balance    Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
12.000 - 12.499                            12                5,292,068                2.01          6.322          665         78.47
12.500 - 12.999                            53               21,319,980                8.11          6.859          658         81.62
13.000 - 13.499                           107               36,675,234               13.96          7.271          654         80.43
13.500 - 13.999                           192               64,060,204               24.38          7.747          641         81.80
14.000 - 14.499                           169               52,974,777               20.16          8.232          643         82.10
14.500 - 14.999                           167               46,535,297               17.71          8.714          631         83.00
15.000 - 15.499                            74               18,712,526                7.12          9.201          626         82.04
15.500 - 15.999                            38               11,724,330                4.46          9.683          596         85.70
16.000 - 16.499                            18                3,739,790                1.42         10.212          593         85.95
16.500 - 16.999                             6                1,171,682                0.45         10.596          585         92.32
17.000 - 17.499                             1                  148,598                0.06         11.260          547         85.00
17.500 - 17.999                             1                  161,685                0.06         11.535          526         85.00
18.000 - 18.499                             1                  227,442                0.09         12.050          539         70.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    839              262,743,613              100.00          8.095          639         82.09
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 64

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Minimum Mortgage Rate*
------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                      W.A.         W.A.
Minimum                       Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero     Original
Mortgage Rate (%)       Initial Mortgage Loans   Principal Balance ($)   Principal Balance    Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                               12                5,292,068                2.01          6.322          665        78.47
6.500 - 6.999                               53               21,319,980                8.11          6.859          658        81.62
7.000 - 7.499                              107               36,675,234               13.96          7.271          654        80.43
7.500 - 7.999                              192               64,060,204               24.38          7.747          641        81.80
8.000 - 8.499                              169               52,974,777               20.16          8.232          643        82.10
8.500 - 8.999                              167               46,535,297               17.71          8.714          631        83.00
9.000 - 9.499                               74               18,712,526                7.12          9.201          626        82.04
9.500 - 9.999                               38               11,724,330                4.46          9.683          596        85.70
10.000 - 10.499                             18                3,739,790                1.42         10.212          593        85.95
10.500 - 10.999                              6                1,171,682                0.45         10.596          585        92.32
11.000 - 11.499                              1                  148,598                0.06         11.260          547        85.00
11.500 - 11.999                              1                  161,685                0.06         11.535          526        85.00
12.000 - 12.499                              1                  227,442                0.09         12.050          539        70.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     839              262,743,613              100.00          8.095          639        82.09
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Periodic Rate Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                       W.A.         W.A.
Initial                     Number of           Aggregate Remaining         Remaining            W.A.        Non-Zero     Original
Periodic Cap (%)      Initial Mortgage Loans   Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000                                     839             262,743,613                100.00          8.095         639         82.09
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    839             262,743,613                100.00          8.095         639         82.09
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 65

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Aggregate                       W.A.         W.A.
Subsequent                 Number of           Aggregate Remaining         Remaining             W.A.       Non-Zero     Original
Periodic Cap (%)     Initial Mortgage Loans   Principal Balance ($)    Principal Balance      Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000                                    839             262,743,613                100.00           8.095        639          82.09
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   839             262,743,613                100.00           8.095        639          82.09
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                       Lifetime Periodic Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Aggregate                       W.A.         W.A.
Lifetime                   Number of           Aggregate Remaining         Remaining             W.A.       Non-Zero     Original
Periodic Cap (%)     Initial Mortgage Loans   Principal Balance ($)    Principal Balance      Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                            839             262,743,613                100.00           8.095        639          82.09
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   839             262,743,613                100.00           8.095        639          82.09
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                   Original Prepayment Charge Term
------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Aggregate                        W.A.         W.A.
Prepayment Penalty         Number of           Aggregate Remaining         Remaining             W.A.        Non-Zero     Original
Term (mos.)         Initial Mortgage Loans    Principal Balance ($)    Principal Balance      Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0                                       220               44,019,863                 13.40           9.125         641         84.67
12                                      109               30,085,265                  9.16           8.749         643         83.50
24                                    1,124              234,874,167                 71.47           8.470         640         84.76
30                                        2                  385,513                  0.12           8.641         623         87.23
36                                      117               19,254,145                  5.86           8.074         645         81.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,572              328,618,953                100.00           8.560         641         84.47
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 66

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Duetsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE3
------------------------------------------------------------------------------------------------------------------------------------

                                               FOR ADDITIONAL INFORMATION PLEASE CALL:
                                               ---------------------------------------

                     -----------------------------------------------------------------------------------------
                                                      Deutsche Bank Securities
                     -----------------------------------------------------------------------------------------

                     Whole Loan Trading
                     ------------------
                     Michael Commaroto                              212-250-3114
                     Paul Mangione                                  212-250-5786

                     ABS Banking
                     -----------
                     Sue Valenti                                    212-250-3455
                     Karan Mehta                                    212-250-0869

                     ABS Structuring
                     ---------------
                     Bill Yeung                                     212-250-6893
                     Chris Sudol                                    212-250-0507

                     ABS Collateral
                     --------------
                     Reta Chandra                                   212-250-2729
                     Jhoana Pajarillo                               212-250-8387
                     -----------------------------------------------------------------------------------------

                     -----------------------------------------------------------------------------------------
                                                  Standard & Poor's Rating Service
                     -----------------------------------------------------------------------------------------

                      George Kimmel                                  212-438-1575
                      Michael Wray                                   212-438-3126

                     -----------------------------------------------------------------------------------------

                     -----------------------------------------------------------------------------------------
                                                   Moody's Investors Service, Inc.
                     -----------------------------------------------------------------------------------------

                     Jacob Krayn                                    212-553-1379
                     Karen Ramallo                                  212-553-0370

                     -----------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor  has filed with the SEC for more  complete  information  about the  issuing  entity and this  offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the  offering  will  arrange  to send you the  prospectus  if you  request it by calling  DBSI's  trading  desk at
212-250-7730.  This free writing  prospectus is not required to contain all information  that is required to be included in the base prospectus  and the  prospectus  supplement.  The  information  in this free writing  prospectus  is  preliminary  and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes  information  contained in any prior  similar free writing  prospectus  relating to these  securities.  THIS FREE WRITING
PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION
OR SALE IS NOT PERMITTED.  The information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change

                                                                 67